                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4930


    Prudential Municipal Bond Fund --  High Income Series and Insured Series
_______________________________________________________________________________
               (Exact name of registrant as specified in charter)

                                 Gateway Centre 3,
                               100 Mulberry Street,
                             Newark, New Jersey 07102
________________________________________________________________________________
        (Address of principal executive offices)               (Zip code)

                                   Deborah Docs
                                Gateway Centre 3
                                100 Mulberry Street
                             Newark, New Jersey 07102
________________________________________________________________________________
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 973-367-7521

Date of fiscal year end: 4/30/03

Date of reporting period: 4/30/03

Item 1. Reports to Stockholders

                                          ANNUAL REPORT
                                          APRIL 30, 2003

PRUDENTIAL
MUNICIPAL BOND FUND/
HIGH INCOME SERIES & INSURED SERIES

FUND TYPE
Municipal bond

OBJECTIVE
High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes.

Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL FINANCIAL (LOGO)

Prudential Municipal Bond Fund    High Income Series

Performance at a Glance

FUND OBJECTIVE
The Prudential Municipal Bond Fund/High Income Series
(the Series) seeks to provide the maximum amount of income that is eligible for exclusion from federal income taxes. There can be no assurance that the Series will achieve its investment objective.

    Cumulative Total Returns1                              As of 4/30/03

                                One Year      Five Years        Ten Years       Since Inception2
Class A                           6.15%    19.29%  (19.18)    67.32% (66.82)    123.44% (122.11)
Class B                           5.88     17.70   (17.58)    61.81  (61.33)    174.56  (169.40)
Class C                           5.62     16.24   (16.13)         N/A           51.23  (50.79)
Class Z                           6.41     20.65   (20.53)         N/A           39.64  (39.36)
LB Muni Bond Index3               8.49          35.77             86.11              ***
LB Non-Invst Grd MB Index4       -0.42          15.95             N/A5              ****
Lipper HY Muni Debt Funds Avg.6   4.45          16.96             64.23            *****

    Average Annual Total Returns1                      As of 3/31/03


                               One Year    Five Years      Ten Years    Since Inception2
Class A                          2.82%    2.66% (2.64)    4.94% (4.91)    5.95% (5.90)
Class B                          0.74     2.85  (2.83)    4.91  (4.87)    6.64  (6.51)
Class C                          3.43     2.54  (2.52)        N/A         4.63  (4.60)
Class Z                          6.26     3.50  (3.48)        N/A         5.05  (5.02)
LB Muni Bond Index3              9.89        6.07             6.45           ***
LB Non-Invst Grd MB Index4      -1.72        2.59             N/A5           ****
Lipper HY Muni Debt Funds Avg.6  4.51        2.84             5.08           *****

Distributions and Yields1                                As of 4/30/03

                                           Taxable Equivalent Yield7
          Total Distributions    30-Day        at Tax Rates of
          Paid for 12 Months    SEC Yield       35%    38.6%
Class A         $0.55             4.54%        6.98%   7.39%
Class B         $0.53             4.43         6.82    7.21
Class C         $0.50             4.14         6.37    6.74
Class Z         $0.58             4.93         7.58    8.03

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and
Lipper Inc. The cumulative total returns do not take
into account applicable sales charges. The average
annual total returns do take into account applicable
sales charges. Without the distribution and service
(12b-1) fee waiver of 0.05% and 0.25% for Class A and
C shares respectively, the returns for these classes
would have been lower. The Distributor's 12b-1 fee
waiver of 0.25% for Class C shares continued through
April 30, 2003. Effective May 1, 2003, the
Distributor has agreed to a voluntary 12b-1 fee
waiver of 0.25% for Class C shares. This 12b-1 fee
waiver may be discontinued partially or completely at
any time. The Series charges a maximum front-end
sales charge of 3% for Class A shares, and a 12b-1
fee of up to 0.30% annually. In some circumstances,
Class A shares may not be subject to a front-end
sales charge, but may be subject to a 1% contingent
deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%,
4%, 3%, 2%, 1%, and 1% for the first six years
respectively after purchase, and a 12b-1 fee of 0.50%
annually. Approximately seven years after purchase,
Class B shares will automatically convert to
                                 www.prudential.com   (800) 225-1852

Annual Report    April 30, 2003

Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1.00% annually.
Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parentheses. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C,
8/1/94; and Class Z, 9/16/96. 3The Lehman Brothers
(LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how investment-grade municipal bonds have performed. 4The Lehman Brothers
(LB) Non-Investment Grade (Non-Invst Grd) Municipal Bond
(MB) Index is an unmanaged index of non-rated or Ba1 below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also have a dated-date after December 31, 1990, and must be at least one year from their maturity date. 5This information is not available for other classes since the inception date of the LB Non-Invst Grd MB Index is October 1995.
6The Lipper High Yield (HY) Municipal (Muni) Debt
Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper
High Yield Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest at least
50% of their assets in lower-rated municipal debt issues. 7Some investors may be subject to the federal alternative minimum tax and/or state and local taxes.
Taxable equivalent yields reflect federal taxes only.
Investors cannot invest directly in an index. The returns for the Lehman Brothers Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***LB Muni Bond Index Since
Inception cumulative total returns as of 4/30/03 are 156.47% for Class A, 225.45% for Class B, 78.45% for
Class C, and 53.09% for Class Z. LB Muni Bond Index
Since Inception average annual total returns as of 3/31/03 are 7.36% for Class A, 7.86% for Class B,
6.83% for Class C, and 6.66% for Class Z. ****LB Non-
Invst Grd MB Index Since Inception cumulative total return as of 4/30/03 is 35.88% for Class Z. LB Non-
Invst Grd MB Index Since Inception average annual total return as of 3/31/03 is 4.45% for Class Z.
*****Lipper Average Since Inception cumulative total returns as of 4/30/03 are 120.02% for Class A, 175.29% for Class B, 52.35% for Class C, and 32.58% for Class Z. Lipper Average Since Inception average annual total returns as of 3/31/03 are 6.07% for Class A, 6.66% for Class B, 4.79% for Class C, and
4.19% for Class Z.

Credit Quality*

Expressed as a percentage of total investments as of 4/30/03.

     9.0%   AAA
    18.9    AAA Insured
     5.0    AA
     7.8    A
    14.2    BBB
     4.0    BB
     3.1    B
     0.4    CCC and below
     0.7    Cash Equivalents
    36.9    Not Rated

Credit quality is subject to change.

*Source: Highest rating between Moody's Investor
Service (Moody's) or Standard and Poor's Ratings
Service (S&P).

Five Largest Issuers

Expressed as a percentage of total investments as of 4/30/03.

    3.4%   Memphis Center City Rev. Fin. Corp.
    3.2    New Jersey Economic Dev. Authority
    2.6    New  Jersey Healthcare Facilities
    2.5    New York St. Dorm. Authority Revenue
    2.1    Minnesota Agricultural & Economic Dev.

Holdings are subject to change.

Portfolio Composition
Expressed as a percentage of total investments as of 4/30/03.

    59.3%   Revenue Bonds
    20.9    General Obligation Bonds
    13.4    Prerefunded
     5.7    Miscellaneous
     0.7    Cash Equivalents

Portfolio composition is subject to change.

PRUDENTIAL FINANCIAL (LOGO)          June 16, 2003

DEAR SHAREHOLDER,
After fighting in Iraq ended in April 2003, U.S.
consumer confidence rose significantly and a more optimistic tone pervaded the financial markets. Major stock market indexes have continued to improve, even as the long-standing bond market rally persisted.
While we welcome these developments, it is important to remember that a wise investor plans for tomorrow's needs today regardless of the direction of financial markets.

Whether you are investing for your retirement, your children's education, or for a new home for your family, Prudential mutual funds offer advantages that may help you reach your financial goals. Experienced asset managers, working closely with research analysts, employ time-tested investment processes that were honed under a variety of market conditions.
We recommend that you consult a financial professional who can help you strike the right balance between your desire to obtain a particular return from an investment and your tolerance for risk.

I was named president of the Prudential Municipal
Bond Fund in March 2003. On behalf of the Prudential
Financial family, I would like to thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Prudential Municipal Bond Fund/High Income Series
Prudential Municipal Bond Fund/Insured Series

Prudential Municipal Bond Fund    High Income Series

Annual Report    April 30, 2003

INVESTMENT ADVISER'S REPORT

PERFORMANCE SUMMARY AND MARKET OVERVIEW
In general, prices of municipal bonds climbed during our fiscal year that began May 1, 2002 as investors often preferred the relative safety of fixed income securities to riskier investment alternatives. Within the tax-exempt market, this flight-to-quality trend enabled bonds of investment-grade quality to generally perform better than bonds rated below investment grade.

The Series holds bonds of investment-grade and below-investment-grade quality. Consequently, for the
Series' fiscal year ended April 30, 2003, the Series' performance trailed the Lehman Brothers Municipal
Bond Index, which is composed entirely of investment-grade bonds. By contrast, the Series' returns exceeded the Lehman Brothers Non-Investment Grade
Municipal Bond Index, which includes bonds that are either non-rated or rated below investment grade. The
Series' returns also exceeded the Lipper High Yield
Municipal Debt Funds Average for the 12 months ended
April 30, 2003.

Several developments encouraged the cautious investment environment that persisted for much of the fiscal year. Corporate governance scandals at certain
U.S. firms battered stocks in the summer of 2002.
Stocks suffered renewed selling in early 2003 due to deteriorating economic conditions and fear that the United States might engage in a war with Iraq.

Another source of investor anxiety was North Korea's recent effort to build up its nuclear weapons program. The Federal Reserve cut short-term interest rates by half a percentage point in November 2002 with a goal of stimulating growth. Several state and local governments took advantage of low interest rates by issuing bonds. Some borrowed money to close budget gaps caused by shrinking revenues from taxes on income and capital gains.

Prudential Municipal Bond Fund    High Income Series

Annual Report    April 30, 2003

EFFORTS TO RETAIN INTEREST INCOME AS RATES FELL
During the fiscal year, we tried to retain interest income in the declining interest-rate environment. To that end we employed a credit-quality barbell strategy in which one side focused on not-rated bonds of below-investment-grade quality. Typically these bonds have higher coupon rates relative to bonds of investment-grade quality. Below-investment-grade bonds helped the Series increase income exempt from federal income taxes, but they failed to keep pace with the prices of higher-quality municipal bonds amid the flight-to-quality trend.

The Series holds not-rated bonds of the New York City
Industrial Development Agency whose proceeds were used to refinance an earlier bond issue that funded construction of the Crowne Plaza-LaGuardia Hotel in New York City. A weak operating environment in the travel and leisure sector, due partly to the September 11 terrorist attacks in the United States as well as the scheduled amortization of other debt, left the limited partnership that leases the hotel with inadequate cash to pay scheduled debt service on the bonds. Shortly after our reporting period ended, the bonds experienced a payment default.

SERIES AIDED BY EXPOSURE TO ZERO COUPON BONDS
The other side of our credit-quality barbell placed emphasis on AAA-rated bonds for their potential price appreciation. For example, we opportunistically bought and sold insured, AAA-rated zero coupon bonds over the course of the fiscal year. These bonds are so named because they provide no periodic coupon payments and are therefore sold at deeply discounted prices. Because zero coupon bonds tend to be interest-rate sensitive, they generally outperformed the remainder of the municipal market during the reporting period as falling rates pushed bond prices higher.

4

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                                   www.prudential.com   (800) 225-1852

ADJUSTING MUNICIPAL BOND SECTOR ALLOCATION
From the perspective of municipal bond
industry/services sectors, we strove to decrease the Series' exposure to lower-quality debt issues, particularly airline-related municipal bonds. In general, the proceeds were used to purchase investment-grade bonds. The airline industry continued to struggle in the wake of the September 11 terrorist attacks in the United States, the outbreak of Severe Acute Respiratory Syndrome (SARS), and other factors. We sold a portion of the Series' airline-related bonds before continued deterioration in the industry caused the bonds to tumble even further in value. The Series benefited from having a limited exposure to this volatile sector relative to the Lehman Brothers Non-Investment Grade Municipal
Bond Index.

We also limited the Series' exposure to bonds backed by tobacco company payments to state governments under the Master Settlement Agreement reached in 1998. We participate in this sector on an opportunistic basis, purchasing tobacco bonds when we believe their yields adequately compensate us for the risk of owning them--then frequently selling them. The sector has been volatile because of the possibility of further judgments against tobacco firms. During our reporting period, some credit-rating agencies downgraded their ratings of certain tobacco bonds, which negatively affected those held by the Series.
In contrast, we maintained what we believed to be a large exposure to hospital bonds relative to the Series' peer group. Increased patient volume, effective cost-cutting measures, and better managed-care reimbursement, in general, helped hospital bonds perform well during the fiscal year.

Prudential Municipal Bond Fund Management Team

---------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Series' positions at period-end.

Prudential Municipal Bond Fund    Insured Series

Performance at a Glance

FUND OBJECTIVE
The Prudential Municipal Bond Fund/Insured Series
(the Series) seeks the maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

    Cumulative Total Returns1                       As of 4/30/03

                                      One Year   Five Years    Ten Years       Since Inception2
Class A                                 9.17%      33.19%    75.71% (75.25)    138.75% (136.90)
Class B                                 8.90       31.40     70.07  (69.63)    185.49  (173.92)
Class C                                 8.63       29.80          N/A           62.01   (61.59)
Class Z                                 9.45       34.59          N/A           50.46   (50.33)
LB Muni Bond Index3                     8.49       35.77         86.11               ***
Lipper Insured Muni Debt Funds Avg.4    8.31       29.68         72.09              ****

    Average Annual Total Returns1                       As of 3/31/03

                                      One Year    Five Years    Ten Years    Since Inception2
Class A                                 6.86%       4.85%      5.50% (5.47)    6.51% (6.44)
Class B                                 4.89        5.02       5.47  (5.44)    6.93  (6.63)
Class C                                 7.53        4.72           N/A         5.50  (5.47)
Class Z                                10.55        5.71           N/A         6.30  (6.29)
LB Muni Bond Index3                     9.89        6.07           6.45            ***
Lipper Insured Muni Debt Funds Avg.4    9.34        4.97           5.61           ****

    Distributions and Yields1                             As of 4/30/03

                                         Taxable Equivalent Yield5
        Total Distributions    30-Day        at Tax Rates of
        Paid for 12 Months    SEC Yield        35%   38.6%
Class A       $0.49             2.57%        3.95%   4.19%
Class B       $0.46             2.40         3.69    3.91
Class C       $0.43             2.13         3.28    3.47
Class Z       $0.51             2.90         4.46    4.72

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and
Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service
(12b-1) fee waiver of 0.05% and 0.25% for Class A and C shares respectively, the returns for these classes would have been lower. The Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through April 30, 2003. Effective May 1, 2003, the
Distributor has agreed to a voluntary 12b-1 fee waiver of 0.25% for Class C shares. This 12b-1 fee waiver may be discontinued partially or completely at any time. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end

6

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                                     www.prudential.com   (800) 225-1852

Annual Report    April 30, 2003

sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parentheses.
The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90;
Class B, 9/17/87; Class C, 8/1/94; and Class Z,
9/16/96. 3The Lehman Brothers (LB) Municipal (Muni)
Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The Lipper Insured
Municipal (Muni) Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Insured Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues insured as to timely payment. 5Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. Investors cannot invest directly in an index. The returns for the LB Muni Bond Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***LB Muni
Bond Index Since Inception cumulative total returns as of 4/30/03 are 156.47% for Class A, 225.45% for
Class B, 78.45% for Class C, and 53.09% for Class Z.
LB Muni Bond Index Since Inception average annual total returns as of 3/31/03 are 7.36% for Class A, 7.86% for Class B, 6.83% for Class C, and 6.66% for
Class Z. ****Lipper Average Since Inception cumulative total returns as of 4/30/03 are 133.95% for Class A, 198.09% for Class B, 65.51% for Class C, and 43.69% for Class Z. Lipper Average Since
Inception average annual total returns as of 3/31/03 are 6.58% for Class A, 7.22% for Class B, 5.86% for
Class C, and 5.58% for Class Z.

Credit Quality*
Expressed as a percentage of total investments as of 4/30/03.

    2.5%   AAA
    91.0   AAA Insured
    3.0    AA
    2.3    Not Rated
    1.2    Cash Equivalents

Credit quality is subject to change.

*Source: Highest rating between Moody's Investor
Service (Moody's) or Standard and Poor's Ratings
Service (S&P).

Five Largest Issuers
Expressed as a percentage of total investments as of 4/30/03.

    4.3%   Washington State Public
           Power Supply
    3.5    New York State Dorm.
           Authority Revenue
    2.6    California State Dept. Wtr. Res.
           Power Supply Rev.
    2.6    Hawaii St. Dept. of Budget &
           Finance-Hawaiian Elec.
    2.3    Port Authority of NY & NJ

Holdings are subject to change.

Portfolio Composition
Expressed as a percentage of total investments as of 4/30/03.

    65.3%   Revenue Bonds
    25.9    General Obligation Bonds
     6.0    Prerefunded
     1.6    Miscellaneous
     1.2    Cash Equivalents

Portfolio composition is subject to change.

Prudential Municipal Bond Fund    Insured Series

Annual Report    April 30, 2003

Investment Adviser's Report

PERFORMANCE SUMMARY AND MARKET OVERVIEW
Corporate governance scandals at certain U.S.
companies, a sluggish U.S. economy, and heightened geopolitical risks helped to foster a conservative investment environment during the Series' fiscal year that began May 1, 2002, and insured municipal bonds rated AAA generally gained in value. For the 12-month reporting period ended April 30, 2003, the Series' returns exceeded those of the Lehman Brothers
Municipal Bond Index, because the Series had a larger exposure to AAA-rated insured bonds than the Index.
The Series' returns exceeded the average comparable fund as tracked by the Lipper Insured Municipal Debt
Funds Average.

News of accounting scandals at certain U.S. firms roiled the stock market in the summer of 2002. Stocks suffered renewed selling in early 2003 due to deteriorating economic conditions and fear that the United States might engage in a war with Iraq.
Another source of investor anxiety was North Korea's recent effort to build up its nuclear weapons program. The Federal Reserve cut short-term interest rates by half a percentage point in November 2002 with a goal of stimulating growth. Several state and local governments took advantage of low interest rates by issuing bonds. Some borrowed money to close budget gaps caused by declining revenues from income and capital gains taxes.

SERIES AIDED BY EXPOSURE TO ZERO COUPON BONDS
We continued to employ a "barbell" strategy that emphasized municipal bonds with different types of coupons. One side emphasized zero coupon bonds that are insured and AAA-rated. Zero coupon bonds are so named because they provide no periodic coupon payments and are therefore sold at deeply discounted prices. Because zero coupon bonds tend to be interest-rate sensitive, they generally outperformed the remainder of the municipal market during the fiscal year as falling rates pushed bond prices higher.

                           www.prudential.com  (800) 225-1852

HELD HIGHER COUPON BONDS TO ENHANCE CASH FLOW
The other side of our coupon barbell focused on AAA-rated, insured bonds with higher coupon rates in order to provide interest income. Among the Series' holdings were bonds that gained in value partly because they were eligible to be paid off prior to the bonds' final stated maturity.

From the perspective of maturity categories, municipal bonds in the 10- to 20-year range comprised a large component of the Series' holdings during the fiscal year. We believe these bonds offer a good balance between risk and current income relative to bonds with longer maturities.

Prudential Municipal Bond Fund Management Team

------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Series' positions at period-end.

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
----------------------------------------------------------------------------------------
Alaska  0.4%
Northern Tobacco Secur. Corp.,
 Asset Bkd. Bonds                  A3             6.50%       6/01/31      $  3,500        $  2,998,380
----------------------------------------------------------------------------------------
Arizona  2.5%
Coconino Cnty. Poll. Ctrl. Corp.
 Rev.,
 Tucson Elec. Pwr., Navajo,
 Ser. A, A.M.T.                    Ba3            7.125       10/01/32        5,000           5,118,150
 Tucson Elec. Pwr., Navajo, Ser.
 B                                 Ba3            7.00        10/01/32        1,700           1,751,544
Pima Cnty. Ind. Dev. Auth.
 Multi-Fam. Mtge. Rev., La Cholla
 Proj., A.M.T.                     NR             8.50        7/01/20         8,980           9,217,701
Surprise Arizona Mun. Prpty.
 Corp. Excise Tax Rev., F.G.I.C.   Aaa            5.50        7/01/15         3,225           3,634,220
                                                                                           ------------
                                                                                             19,721,615
----------------------------------------------------------------------------------------
Arkansas  1.6%
Northwest Arkansas Reg. Arpt.
 Auth. Rev.,
 A.M.T.                            NR             7.00        2/01/10         3,000           3,149,610
 A.M.T.                            NR             7.625       2/01/27         8,400           9,107,616
                                                                                           ------------
                                                                                             12,257,226
----------------------------------------------------------------------------------------
California  8.2%
Abag Fin. Auth. Nonprofit Corps.,
 C.O.P. Amer. Baptist Homes, Ser.
 A                                 BB+(b)         6.20        10/01/27        3,200           3,059,360
Central California Joint Pwr.
 Hlth. Fin. Auth., C.O.P., Cmnty.
 Hosps. of Central California      Baa1           6.00        2/01/30         2,550           2,621,324
Corona C.O.P., Vista Hosp. Sys.
 Inc., Ser. C                      NR             8.375       7/01/11        10,000(c)        3,500,000
Foothill/Eastern Trans. Corridor
 Agcy. Toll Rd. Rev., C.A.B.S.     Baa3           Zero        1/15/28        11,700           8,312,265

    10                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Golden St. Securitization Corp.
 Settlement Rev., Ser. 2003-A1     A3             6.75%       6/01/39      $    750        $    663,458
Lincoln Impvt. Bond Act 1915,
 Pub. Fin. Auth., Twelve Bridges   NR             6.20        9/02/25         3,730           3,866,108
Orange Cnty. Cmnty. Loc. Trans.
 Auth., Reg. Linked S.A.V.R.S.,
 R.I.B.S.                          Aa2            6.20        2/14/11         7,000           8,286,740
Perris California Cmnty. Facs.
 Dist., Spec. Tax, No. 01-2,
 Ser. A                            NR             6.25        9/01/23         3,000           3,034,410
Richmond Redev. Agcy. Rev.,
 Multi-Fam. Bridge Affordable
 Hsg., Ser. A                      NR             7.50        9/01/23         9,680           9,903,898
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa            Zero        8/01/11         1,440           1,044,417
 Ser. B, F.G.I.C.                  Aaa            Zero        8/01/14         2,220           1,369,385
San Joaquin Hills Trans. Corridor
 Agcy., C.A.B.S., E.T.M., Toll
 Rd. Rev.                          AAA            Zero        1/01/14         8,420           5,466,432
San Luis Obispo C.O.P., Vista
 Hosp. Sys. Inc.                   NR             8.375       7/01/29         4,000(c)        1,400,000
Vallejo C.O.P., Touro Univ.        Ba3            7.375       6/01/29         3,500           3,566,745
Victor Valley Union H.S. Dist.,
 G.O., M.B.I.A., E.T.M.            Aaa            Zero        9/01/12         3,605           2,520,508
 G.O., M.B.I.A., E.T.M.            Aaa            Zero        9/01/14         4,740           2,995,348
 G.O., M.B.I.A., E.T.M.            Aaa            Zero        9/01/16         3,990           2,262,370
                                                                                           ------------
                                                                                             63,872,768
----------------------------------------------------------------------------------------
Colorado  5.1%
Black Hawk Bus. Impvt. Dist.       NR             7.75        12/01/19        5,285(d)        6,844,445
Colorado Springs Hosp. Rev.        A3             6.375       12/15/30        2,500           2,680,125
Denver Urban Ren. Auth. Tax,
 Inc., Rev.                        Baa2           7.50        9/01/04         1,025           1,037,290
 Inc., Rev.                        Baa2           7.75        9/01/16         4,000           4,332,280
Lake Creek Affordable Hsg. Corp.
 Multi-Fam. Rev.,
 Ser. A                            NR             6.25        12/01/23       12,270          11,463,002
 Ser. B                            NR             7.00        12/01/23          980             923,072

    See Notes to Financial Statements                                     11

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Silver Dollar Metro. Dist.         NR             7.05%       12/01/30     $  5,000        $  5,113,500
Superior Metro. Dist. No. 1,
 Wtr. & Swr. Rev.                  NR             8.50        12/01/13        6,335(d)        7,030,836
                                                                                           ------------
                                                                                             39,424,550
----------------------------------------------------------------------------------------
Connecticut  0.7%
Connecticut St., 1060 R, G.O.,
 R.I.T.E.S.                        AAA(b)         8.471(f)    11/15/09        5,000           5,613,300
----------------------------------------------------------------------------------------
Florida  6.5%
Arbor Greene Cmnty. Dev. Dist.,
 Spec. Assmt. Rev.                 NR             6.50        5/01/07           880             889,451
Bayside Impvt. Comnty. Dev.
 Dist., Ser. B                     NR             6.375       5/01/18         1,370           1,395,112
Broward Cnty. Res. Recov. Rev.,
 Rfdg. Wheelabrator, Ser. A        A3             5.50        12/01/08        4,000           4,458,400
Crossings at Fleming Island
 Cmnty. Dev. Dist.                 AAA(b)         8.25        5/01/16         6,995(d)        7,912,184
Escambia Cnty. Hlth. Fac. Rev.,
 Hlthcare. Fac., A.M.B.A.C.        Aaa            5.95        7/01/20         3,000           3,283,080
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G,
 A.M.T.                            NR             6.60        7/01/38         3,066           2,911,014
 Westchase Apts., Ser. B, A.M.T.   NR             6.61        7/01/38         3,895           3,680,814
North Springs Impvt. Dist. Wtr.
 Mgmt.,
 Ser. A                            NR             8.20        5/01/24         1,828(d)        1,964,095
 Ser. B                            NR             8.30        5/01/24         1,610           1,678,264
Oakstead Cmnty. Dev. Dist., Cap.
 Impvt., Ser. B                    NR             6.50        5/01/07         3,665           3,695,713
Orange Cnty. Hlth. Facs. Auth.
 Rev., Adventist Hlth. Sys.        A3             6.375       11/15/20        3,750           4,089,225
Orlando Util. Cmnty. Wtr. & Elec.
 Rev., Ser. D, E.T.M.              Aa2            6.75        10/01/17        2,000           2,547,880
Palm Beach Cnty. Hsg. Auth. Rev.,
 Ser. A                            NR             7.75        3/01/23         4,110           4,236,423

    12                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Palm Beach Cnty. Sld. Wste. Auth
 Rev., Impvt., Ser. B, A.M.B.A.C.  Aaa            Zero        10/01/14     $  8,000        $  4,910,480
Stoneybrook West Cmnty. Dev.
 Dist. Spec. Assmt. Rev., Ser. B   NR             6.45%       5/01/10         1,700           1,727,693
Vista Lakes Cmnty. Dev. Dist.
 Cap. Impvt. Rev., Ser. B          NR             6.35        5/01/05           975             980,762
                                                                                           ------------
                                                                                             50,360,590
----------------------------------------------------------------------------------------
Georgia  0.6%
Atlanta Arpt. Facs. Rev., Rfdg.
 M.B.I.A., A.M.T., C.A.B.S.        Aaa            Zero        1/01/10         2,000           1,422,660
Henry Cnty. Wtr. & Swr. Auth.
 Rev., A.M.B.A.C.                  Aaa            6.15        2/01/20         1,000           1,227,340
Mun. Elec. Auth., Combustion
 Turbine Proj., Ser. A, M.B.I.A.   Aaa            5.25        11/01/22        2,000           2,124,480
                                                                                           ------------
                                                                                              4,774,480
----------------------------------------------------------------------------------------
Illinois  6.3%
Cary Illinois Spec. Tax,
 Spec. Svcs. Area No. 1
 Cambridge, Ser. A                 NR             7.625       3/01/30         4,000           4,342,560
 Spec. Svcs. Area No. 2,
 Foxford Hill                      NR             7.50        3/01/30         4,975(g)        5,270,515
Chicago Illinois Brd. of Ed.,
 Sch. Reform, Ser. A, G.O.         Aaa            5.25        12/01/30        4,250           4,447,115
Gilberts Illinois Spec. Svcs.
 Area No. 9, Spec. Tax, Big
 Timber Proj.                      NR             7.75        3/01/27         5,000           5,422,900
Illinois Edl. Facs. Auth. Student
 Hsg. Rev., Edl. Advnmt. Fdg.
 Univ. Ctr. Proj.                  Baa2           6.25        5/01/30         2,000           2,022,220
Illinois Hlth. Facs. Auth. Rev.,
 Holy Cross Hosp. Proj.            Ba3            6.75        3/01/24         1,000             700,630
 Midwest Physician Grp. Ltd.
 Proj.                             BBB-(b)        8.10        11/15/14        2,660(d)        2,940,045
 Proj.                             BBB-(b)        8.125       11/15/19        3,285(d)        3,686,394
 Reg. M.B.I.A.                     Aaa            10.10(f)    8/15/14         5,000           5,293,900

    See Notes to Financial Statements                                     13

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Kane & De Kalb Cntys. Sch. Dist.,
 No. 301, C.A.B.S.,
 A.M.B.A.C.                        Aaa            Zero        12/01/11     $  3,360        $  2,397,864
 A.M.B.A.C.                        Aaa            Zero        12/01/13        4,065           2,604,446
Metro. Pier & Exposition Auth.
 Rev., Dedicated St. Tax.,
 C.A.B.S., McCormick, Ser. A       Aaa            Zero        12/15/38       25,000           3,707,000
Robbins Illinois Res. Recov.
 Rev.,
 Restruct. Proj., Ser. A, A.M.T.   NR             8.375%      10/15/16        5,031(c)            9,056
 Restruct. Proj., Ser. B, A.M.T.   NR             8.375       10/15/16        1,969(c)            3,544
 Restruct. Proj., Ser. C, A.M.T.   NR             7.25        10/15/09          600             331,397
 Restruct. Proj., Ser. C, A.M.T.   NR             7.25        10/15/24        3,376           1,481,014
 Restruct. Proj., Ser. D, A.M.T.   NR             Zero        10/15/09        1,567             426,954
Round Lake Rev.                    NR             6.70        3/01/33         1,000           1,008,820
Winnebago Cnty. Hsg. Auth., Park
 Tower Assoc., Sec. 8              NR             8.125       1/01/11         2,862           2,925,840
                                                                                           ------------
                                                                                             49,022,214
----------------------------------------------------------------------------------------
Iowa  3.6%
City of Cedar Rapids Rev.,
 First Mtge., Cottage Grove Place
 Proj.                             AAA(b)         9.00        7/01/18         9,375(d)       11,053,688
 First Mtge., Cottage Grove Place
 Proj.                             AAA(b)         9.00        7/01/25         4,435(d)        5,229,131
Iowa St. Fin. Auth. Hlthcare.,
 Facs. Rev., Mercy Hlth.
 Initiatives Proj.                 NR             9.25        7/01/25        10,000          11,818,600
                                                                                           ------------
                                                                                             28,101,419
----------------------------------------------------------------------------------------
Kansas  0.2%
Univ. of Kansas Hosp. Auth. Hlth.
 Facs. Rev.                        A-(b)          5.625       9/01/32         1,500           1,547,685
----------------------------------------------------------------------------------------
Kentucky  0.3%
Kentucky Econ. Dev. Fin. Auth.
 Hosp. Sys. Rev., Rfdg. & Impvt.
 Appalachian Reg.                  BB-(b)         5.875       10/01/22        2,500           2,198,600

    14                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Louisiana  1.6%
Calcasieu Parish Inc., Ind. Dev.
 Brd. Rev., Rfdg. Olin Corp.
 Proj.                             Baa3           6.625%      2/01/16      $  3,500        $  3,681,895
Hodge Util. Rev., Stone Container
 Corp., A.M.T.                     NR             9.00        3/01/10         2,300           2,350,140
New Orleans Home Mtge. Auth.
 Rev., Sngl. Fam. Mtge., Ser. A,
 G.N.M.A., A.M.T.                  Aaa            8.60        12/01/19        1,280           1,280,000
West Feliciana Parish Poll. Ctrl.
 Rev., Gulf St. Util.              Ba1            7.70        12/01/14        5,000           5,108,100
                                                                                           ------------
                                                                                             12,420,135
----------------------------------------------------------------------------------------
Maine  0.5%
Maine Hlth. & Higher Edl. Facs.
 Auth. Rev.,
 Piper Shores, Ser. A              NR             7.50        1/01/19         1,000           1,030,920
 Piper Shores, Ser. A              NR             7.55        1/01/29         3,000           3,071,490
                                                                                           ------------
                                                                                              4,102,410
----------------------------------------------------------------------------------------
Maryland  1.8%
Anne Arundel Cnty. Spec. Oblig.,
 Arundel Mills Proj.               NR             7.10        7/01/29         3,000           3,271,080
Maryland St. Hlth. & Higher Edl.
 Facs. Auth. Rev.                  Baa1           6.75        7/01/30         5,000           5,543,650
Northeast Wste. Disp. Auth. Rev.,
 Sludge Corp. Facs.                NR             7.25        7/01/07         2,380           2,463,609
 Sludge Corp. Facs., A.M.T.        NR             8.50        7/01/07         2,435           2,582,269
                                                                                           ------------
                                                                                             13,860,608
----------------------------------------------------------------------------------------
Massachusetts  1.3%
Massachusetts St. Coll. Bldg.
 Proj. &, Rfdg. Bonds, Ser. A      Aa2            7.50        5/01/14         1,750(g)        2,293,532
Massachusetts St. Hlth. & Edl.
 Facs. Auth. Rev.,
 Caritas Christi Oblig. Grp.
 Rfdg., Ser. A                     Baa3           5.625       7/01/20         2,650           2,360,435

    See Notes to Financial Statements                                     15

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Caritas Christi Oblig. Grp.
 Rfdg., Ser. A                     Baa3           5.75%       7/01/28      $  2,000        $  1,725,620
 Caritas Christi Oblig., Ser. B    Baa3           6.75        7/01/16         3,595           3,772,521
                                                                                           ------------
                                                                                             10,152,108
----------------------------------------------------------------------------------------
Michigan  1.9%
Detroit Sewage Disp. Rev.,
 F.G.I.C.                          Aaa            5.70        7/01/23         5,200           5,331,040
Grand Rapids Downtown Dev. Auth.,
 C.A.B.S., M.B.I.A.                Aaa            Zero        6/01/12         3,000           2,092,950
Kalamazoo Michigan Hosp. Fin.
 Auth. Hosp. Fac. Rev., E.T.M.     Aaa            9.108(f)    6/01/11         2,000           2,230,640
Michigan St. Hosp. Fin. Auth.
 Rev., Pontiac Osteopathic, Ser.
 A                                 Baa3           6.00        2/01/14         3,045           2,967,109
Michigan St. Strategic Fd. Res.
 Recov. Ltd. Oblig. Rev.,
 Central Wayne Engy. Rec.,
 Ser. A, A.M.T.                    NR             6.90        7/01/19         1,500(c)          405,000
 Central Wayne Engy. Rec.,
 Ser. A, A.M.T.                    NR             7.00        7/01/27         6,500(c)        1,755,000
                                                                                           ------------
                                                                                             14,781,739
----------------------------------------------------------------------------------------
Minnesota  2.1%
Minnesota Agricultural & Econ.
 Dev. Rev.,
 Fairview Hlthcare. Sys., Ser. A   A2             6.375       11/15/22       12,000          13,076,880
 Fairview Hlthcare. Sys., Ser. A   A2             6.375       11/15/29        3,000           3,251,550
                                                                                           ------------
                                                                                             16,328,430
----------------------------------------------------------------------------------------
Nevada  0.9%
Clark Cnty. Impvt. Dist., No. 121
 Southern Highlands Area           NR             7.50        12/01/19        5,000           5,379,850
North Las Vegas Local Impvt.,
 Spec. Impvt. Dist. No. 60
 Aliante                           NR             6.40        12/01/22        1,250           1,255,125
                                                                                           ------------
                                                                                              6,634,975
----------------------------------------------------------------------------------------
New Hampshire  0.7%
New Hampshire Higher Edl. & Hlth.
 Facs. Auth. Rev., Antioch Coll.   NR             7.875       12/01/22        4,900           5,101,929

    16                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New Jersey  7.4%
Camden Cnty. Auth. Rev.,
 Hlthcare. Redev. Cooper Proj.     Ba3            6.00%       2/15/27      $  2,250        $  1,967,400
New Jersey Econ. Dev. Auth. Rev.,
 Continental Airlines, Inc. Proj.  Caa2           7.00(f)     11/15/30        3,000           2,049,780
 Kapkowski Rd., Ser. A             AAA            6.375       4/01/31         7,000(d)        8,677,410
 Kapkowski Rd., Ser. A, C.A.B.S.,
 E.T.M.                            AAA            Zero        4/01/12         1,115             797,348
 Rfdg. First Mtge. Franciscan
 Oaks Proj.                        NR             5.70        10/01/17          165             151,168
New Jersey Hlthcare. Facs.
 Fin. Auth. Rev.,
 Cherry Hill Proj.                 NR             8.00        7/01/27         5,000           4,904,900
 Pascack Valley Hosp. Assoc.       BB+(b)         6.625       7/01/36         2,000           1,976,480
 Raritan Bay Med. Ctr.             NR             7.25        7/01/14         4,300           4,459,229
 Raritan Bay Med. Ctr.             NR             7.25        7/01/27         4,000           4,175,560
 Somerset Med. Ctr.                Baa2           5.50        7/01/33         2,750           2,651,825
 St. Peters Univ. Hosp., Ser. A    Baa1           6.875       7/01/30         2,000           2,160,300
New Jersey St. Econ. Dev. Auth.
 Rev., First Mtge. Fellowship
 Vlge. Proj., Ser. A               AAA            9.25        1/01/25        11,500(d)       13,203,495
New Jersey St. Edl. Facs. Auth.
 Rev., Felician Coll. of Lodi,
 Ser. D                            NR             7.375       11/01/22        3,800           3,480,230
Tobacco Settlement Fin. Rev.
 Corp.                             A3             6.75        6/01/39         3,000           2,653,830
Tobacco Settlement Fin. Rev.
 Corp.                             A3             6.25        6/01/43         5,250           4,308,727
                                                                                           ------------
                                                                                             57,617,682
----------------------------------------------------------------------------------------
New Mexico  0.7%
New Mexico St. Hosp. Equip. Ln.
 Council Rev., Mem. Med. Ctr.,
 Inc. Proj.                        Baa3           5.375       6/01/18         1,000             890,950
New Mexico St. Hosp. Rev., Mem.
 Med. Ctr., Inc. Proj.             Baa3           5.50        6/01/28         5,370           4,538,241
                                                                                           ------------
                                                                                              5,429,191

    See Notes to Financial Statements                                     17

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New York  9.0%
Brookhaven New York Ind. Dev.
 Agcy. Civic Facs. Rev., Mem.
 Hosp. Med. Ctr., Inc., Ser. A     NR             8.25%       11/15/30     $  4,000(e)     $  4,119,320
New York City Ind. Dev. Agcy.
 Rev., Rfdg. Laguardia Assoc.
 L.P. Proj.                        NR             6.00        11/01/28        4,000           2,447,280
New York City Mun. Wtr. Fin.
 Auth. Wtr. & Swr. Sys. Rev.       Aaa            9.14(f)     6/15/09        10,000(e)       11,053,400
New York City Transitional Fin.
 Auth. Rev.,
 Future Tax Secured, Ser. D        Aaa            5.25        2/01/18         4,650           5,095,609
 Ser. C                            Aa2            5.50        2/15/16         2,500           2,793,175
New York St. Dorm. Auth. Rev.,
 C.A.B.S., Mem. Sloan Ctr.
 Ser. 1, M.B.I.A.                  Aaa            Zero        7/01/26         4,400           1,401,268
 C.A.B.S., Mem. Sloan Ctr.
 Ser. 1, M.B.I.A.                  Aaa            Zero        7/01/27         8,700           2,624,790
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/20         6,560           6,962,456
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/21         3,280           3,459,022
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/22         1,300           1,362,231
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/23         2,200           2,292,488
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/24         1,310           1,358,562
New York St. Environ. Facs. Rev.
 Corp., Revolving Funds, Ser. K    Aaa            5.25        6/15/22         5,000           5,347,350
New York St. Pwr. Auth. Rev.,
 Ser. A                            Aa2            5.25        11/15/16        7,500           8,287,575
Port Auth., Rfdg. Cons. Ser. 127,
 A.M.T., A.M.B.A.C.                Aaa            5.50        12/15/14        5,000           5,640,100
Triborough Bridge & Tunnel Auth.
 Rev., Ser. A, M.B.I.A.            AAA(b)         5.25        11/15/30        5,000           5,277,550
                                                                                           ------------
                                                                                             69,522,176

    18                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
North Carolina  1.2%
North Carolina Mun. Pwr. Agcy.
 No. 1 Catawba Rev., Ser. A        Aaa            5.25%       1/01/16      $  8,540        $  9,431,832
----------------------------------------------------------------------------------------
North Dakota  0.8%
Ward Cnty. Hlthcare. Facs. Rev.,
 Rfdg. Trinity Oblig.,
 Group A                           BBB+(b)        6.25        7/01/26         4,110           4,195,858
 Group B                           BBB+(b)        6.25        7/01/21         2,000           2,053,220
                                                                                           ------------
                                                                                              6,249,078
----------------------------------------------------------------------------------------
Ohio  3.5%
Bellefontaine Ohio Hosp. Rev.,
 Rfdg. Facs. Mary Rutan Hlth.
 Assoc.                            Baa            6.00        12/01/13        3,830           3,936,014
Cleveland Arpt. Spec. Rev.,
 Continental Airlines, Inc.        Caa2           5.70        12/01/19        2,000           1,000,860
Cleveland Pub. Pwr. Sys. Rev.,
 First Mtge., Ser. A, M.B.I.A.     Aaa            Zero        11/15/12        1,000             695,250
 First Mtge., Ser. A, M.B.I.A.     Aaa            Zero        11/15/13        1,500             995,205
Cuyahoga Cnty. Hosp. Facs. Rev.,
 Canton, Inc. Proj.                Baa2           7.50        1/01/30         2,000           2,215,760
Cuyahoga Cnty. Rev., Rfdg., Ser.
 A                                 A1             6.00        1/01/32         2,500           2,654,175
Mahoning Valley Santn. Dist. Wtr.
 Rev.                              NR             7.75        5/15/19         8,000(d)        8,698,000
Ohio St. Solid Wste. Rev.,
 CSC Ltd. Proj., A.M.T.            NR             8.50        8/01/22         7,000(c)                0
 Rep. Eng. Steels, Inc., A.M.T.    NR             9.00        6/01/21         2,250(c)              225
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs., First Mtge. Toledo
 Edison, Ser. A, A.M.T.            Baa2           8.00        10/01/23        5,500           5,850,625
Richland Cnty. Hosp. Facs. Rev.,
 Rfdg. Medcentral Hlth. Sys.,
 Ser. A                            A-(b)          6.125       11/15/16        1,000           1,083,050
                                                                                           ------------
                                                                                             27,129,164

    See Notes to Financial Statements                                     19

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Oregon  1.8%
Portland Swr. Sys. Rev.,
 Rfdg. Second Lien, Ser. A,
 F.S.A.                            Aaa            5.25%       6/01/13      $  2,305        $  2,614,193
 Rfdg. Second Lien, Ser. A,
 F.S.A.                            Aaa            5.25        6/01/14         2,425           2,735,012
 Rfdg. Second Lien, Ser. A,
 F.S.A.                            Aaa            5.25        6/01/16         2,690           2,992,706
 Rfdg. Second Lien, Ser. A,
 F.S.A.                            Aaa            5.25        6/01/17         2,830           3,126,074
 Rfdg. Second Lien, Ser. A,
 F.S.A.                            Aaa            5.25        6/01/18         1,975           2,167,859
                                                                                           ------------
                                                                                             13,635,844
----------------------------------------------------------------------------------------
Pennsylvania  6.4%
Allegheny Cnty. Hosp. Dev. Auth.
 Rev.,
 Hlth. Sys., Ser. B                B1             9.25        11/15/15        1,000           1,133,140
 Hlth. Sys., Ser. B                B1             9.25        11/15/22        2,500           2,823,450
 Hlth. Sys., Ser. B                B1             9.25        11/15/30        5,000           5,591,050
Carbon Cnty. Ind. Dev. Auth.,
 Rfdg. Panther Creek Partners
 Proj., A.M.T.                     BBB-(b)        6.65        5/01/10         2,500           2,611,525
Columbia Cnty. Hosp. Auth.
 Hlthcare. Rev., Bloomsburg Hosp.
 Proj.                             BBB-(b)        5.80        6/01/19         4,730           4,103,890
Cumberland Cnty. Mun. Auth. Ret.
 Cmnty. Rev., Wesley Affiliated
 Svcs., Ser. A                     NR             7.25        1/01/35         4,000           3,979,760
Dauphin Cnty. Gen. Auth. Hosp.
 Rev., NW Med. Ctr. Proj.          AAA(b)         8.625       10/15/13        5,345(d)        6,227,780
Delaware Cnty. Ind. Dev. Auth.
 Rev., Rfdg. Res. Recov. Facs.,
 Ser. A                            Baa3           6.00        1/01/09         6,500           7,036,705
Langhorne Manor Boro. Higher Ed.
 & Hlth. Auth. Rev.,
 Hosp. Lower Bucks Hosp.           B3             7.30        7/01/12         1,800           1,723,428
 Hosp. Lower Bucks Hosp.           B3             7.35        7/01/22         2,000           1,878,880
Philadelphia Hosps. & Higher Ed.
 Facs. Auth. Rev.,
 Chestnut Hill Hosp. Rev.          Baa2           6.50        11/15/22        2,300           2,303,726
 Grad. Hlth. Sys.                  Ca             7.00        7/01/05         1,663(c)               33

    20                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Grad. Hlth. Sys.                  Ca             7.25%       7/01/18      $  2,285(c)     $         46
 Grad. Hlth. Sys., Ser. A          Ca             6.25        7/01/13         2,029(c)               41
Somerset Cnty. Hosp. Auth. Rev.,
 Hlthcare. First Mtge.             NR             8.40        6/01/09         1,600           1,618,304
 Hlthcare. First Mtge.             NR             8.50        6/01/24         8,805           8,905,553
                                                                                           ------------
                                                                                             49,937,311
----------------------------------------------------------------------------------------
Rhode Island  1.3%
Providence Redev. Agcy., C.O.P.,
 Ser. A                            NR             8.00        9/01/24         9,465(d)       10,346,665
----------------------------------------------------------------------------------------
South Carolina  0.9%
Greenville Cnty. Sch. Dist.
 Installment, Bldg. Equity Sooner
 Tomorrow                          A1             5.875       12/01/16        6,500           7,329,335
----------------------------------------------------------------------------------------
South Dakota  0.6%
South Dakota Econ. Dev. Fin.
 Auth., Dakota Park, A.M.T.        NR             10.25       1/01/19         4,475           4,491,020
----------------------------------------------------------------------------------------
Tennessee  5.6%
Bradley Cnty. Ind. Dev. Brd.,
 Rfdg. Olin Corp. Proj., Ser. C    Baa3           6.625       11/01/17        2,000           2,127,260
Johnson City Hlth. & Edl. Facs.
 Brd. Hosp. Rev., Rfdg. First
 Mtge., Ser. A, M.B.I.A.           Aaa            6.75        7/01/17         2,000           2,513,320
Memphis Ctr. City Rev., Fin.
 Corp., Ser. B                     NR             6.50        9/01/28        26,000          26,114,660
Rutherford Cnty. Hlth. & Edl.
 Facs. Brd., First Mtge. Rev.      NR             9.50        12/01/19        6,300           6,601,329
Shelby Cnty. Hlth. Edl. & Hsg.
 Fac. Brd. Hosp. Rev., Methodist
 Hlthcare.                         Baa1           6.50        9/01/26         6,000           6,460,200
                                                                                           ------------
                                                                                             43,816,769

    See Notes to Financial Statements                                     21

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Texas  5.6%
Abilene Texas Hlth. Facs. Dev.
 Corp. Ret. Facs. Rev., Sears
 Methodist Ret., Ser. A            NR             7.00%       11/15/33     $  1,500        $  1,473,240
Alliance Arpt. Auth., Inc. Spec.
 Facs. Rev., American Airlines,
 Inc. Proj.                        Caa2           7.50        12/01/29        6,000           2,100,240
Austin Hsg. Fin. Corp. Multi-Fam.
 Hsg. Rev., Stony Creek, Ser. A    Baa3           7.75        11/01/29        9,360          10,001,722
Dallas-Fort Worth Int'l Arpt.
 Fac. Impvt. Corp. Rev., American
 Airlines, Ser. C                  Caa2           6.15(f)     5/01/29         2,600             912,418
Houston Arpt. Sys. Rev.,
 Spec. Facs. Continental Airline,
 Ser. B                            Caa2           6.125       7/15/27         3,000           1,606,350
 Spec. Facs. Continental Airline,
 Ser. E                            Caa2           6.75        7/01/21         3,000           1,786,410
 Spec. Facs. Continental Airline,
 Ser. E                            Caa2           6.75        7/01/29         2,000           1,181,020
 Spec. Facs. Continental Airline,
 Ser. E                            Caa2           7.00        7/01/29         5,000           2,902,350
Katy Texas Dev. Auth. Rev., Tax
 Increment Contract, Ser. B        NR             6.00        6/01/18         4,000           3,949,040
Keller Ind. Sch. Dist., Rfdg.,
 Ser. A, C.A.B.S., P.S.F.G.        Aaa            Zero        8/15/17         4,075           2,089,130
Meadow Park Dev. Inc. Multi-Fam.
 Rev., Hsg. Meadow Proj.           NR             6.50        12/01/30        1,650           1,559,266
New Braunfels Ind. Sch. Dist.,
 C.A.B.S., P.S.F.G.                Aaa            Zero        2/01/12         2,365           1,661,720
North Central Texas Hlth. Fac.
 Dev. Corp. Rev., Ret. Fac. Sr.
 Hsg., Ser. A                      NR             7.50        11/15/29        5,000           5,113,400
San Patricio Mun. Wtr. Dist.,
 Rev.                              Aaa            5.20        7/10/28         5,095           5,229,355

    22                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Texas Mun. Pwr. Agcy. Rev.,
 M.B.I.A.                          Aaa            Zero        9/01/15      $  3,265        $  1,885,668
 M.B.I.A., E.T.M.                  Aaa            Zero        9/01/15            35              20,534
                                                                                           ------------
                                                                                             43,471,863
----------------------------------------------------------------------------------------
Utah   0.1%
Carbon Cnty. Solid Wste. Disp.
 Rev., Rfdg. Laidlaw Environ.,
 Ser. A, A.M.T.                    NR             7.45%       7/01/17         1,000             952,900
Tooele Cnty. Poll. Ctrl. Rev.,
 Rfdg. Laidlaw Environ., Ser. A,
 A.M.T.                            NR             7.55        7/01/27         4,000(c)              400
                                                                                           ------------
                                                                                                953,300
----------------------------------------------------------------------------------------
Virginia  2.0%
Chesterfield Cnty. Ind. Dev.
 Auth. Poll. Ctrl. Rev., Virginia
 Elec. & Pwr., Ser. A              A3             5.875       6/01/17         2,000           2,120,600
Loudoun Cnty. Ind. Dev. Auth.
 Rev.                              Ba3            7.125       9/01/15         2,000           2,032,220
Norfolk Redev. & Hsg. Auth.,
 Multi-Fam. Rental Hsg. Facs.
 Rev., A.M.T.                      NR             8.00        9/01/26         5,880           5,812,321
Pittsylvania Cnty. Ind. Dev.
 Auth. Rev., Multitrade, Ser. A,
 A.M.T.                            NR             7.55        1/01/19         2,500           2,497,550
Pocahontas Pkwy. Assoc. Toll Rd.
 Rev., C.A.B.S.,
 Ser. B                            BB(b)          Zero        8/15/16         7,000           2,172,310
 Ser. C                            Ba1            Zero        8/15/16         3,300             631,950
                                                                                           ------------
                                                                                             15,266,951
----------------------------------------------------------------------------------------
Washington  0.9%
Bellevue Conv. Ctr. Auth.,
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero        2/01/10           870             681,593
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero        2/01/11         1,200             887,916
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero        2/01/12         1,300             913,419
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero        2/01/14         1,385             871,941
Tobacco Settlement Auth. Tobacco
 Settlement Rev., Asset Bkd.       A3             6.625       6/01/32         3,000           2,611,950

    See Notes to Financial Statements                                     23

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Washington St. Pub. Pwr. Sup.
 Sys. Rev., Nuclear Proj. No.1,
 Ser. B, E.T.M.                    Aa1            7.25%       7/01/09      $    920        $  1,151,030
                                                                                           ------------
                                                                                              7,117,849
----------------------------------------------------------------------------------------
West Virginia  1.6%
West Virginia St. Hosp. Fin.
 Auth. Hosp. Rev., Oak Hill
 Hosp.,
 Ser. B                            A2             6.75        9/01/30         7,000(d)        8,704,850
West Virginia St. Pkwys. Econ.
 Dev. & Tourism Auth.,
 Rfdg. Reg. R.I.B.S., F.G.I.C.     Aaa            10.212(f)   5/16/19         1,145(d)        1,195,059
 Rfdg. Reg. R.I.B.S., F.G.I.C.     Aaa            10.212(f)   5/16/19         2,105           2,197,410
                                                                                           ------------
                                                                                             12,097,319
----------------------------------------------------------------------------------------
Wisconsin  2.0%
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev.,
 A.M.T.                            NR             8.125       12/01/22        1,425           1,250,993
 Oconto Falls Tissue, Inc. Proj.,
 A.M.T.                            NR             7.75        12/01/22        8,200           6,925,884
Wisconsin St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Agnesian Hlthcare., Inc.          A3             6.00        7/01/30         3,000           3,117,360
 Mercy Hosp. of Janesville, Inc.   A2             6.60        8/15/22         4,040           4,123,265
                                                                                           ------------
                                                                                             15,417,502
----------------------------------------------------------------------------------------
Wyoming  0.2%
Wyoming Cmnty. Dev. Auth. Hsg.
 Rev., Ser. 4, A.M.T.              Aa2            5.85        6/01/28         1,240           1,286,190
                                                                                           ------------
Total long-term investments
 (cost $769,338,620)                                                                        763,822,202
                                                                                           ------------
SHORT-TERM INVESTMENTS  2.4%
----------------------------------------------------------------------------------------
Delaware  1.1%
Delaware St. Econ. Dev. Auth.
 Rev.,
 Delmarva Pwr. & Lt. Co. Proj.,
 F.R.D.D.                          VMIG1          1.37        5/01/03         2,600           2,600,000

    24                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Delmarva Pwr. & Lt. Co., Ser. A,
 F.R.D.D.                          VMIG1          1.37%       5/01/03      $  3,600        $  3,600,000
 Gas Facs. Delmarva Pwr. & Lt.,
 F.R.D.D.                          VMIG1          1.37        5/01/03         2,300           2,300,000
                                                                                           ------------
                                                                                              8,500,000
----------------------------------------------------------------------------------------
Indiana  0.1%
Indiana St. Dev. Fin. Auth. Ind.
 Dev. Rev., Republic Svcs., Inc.
 Proj., F.R.D.D., A.M.T.           VMIG1          1.40        5/01/03           600             600,000
----------------------------------------------------------------------------------------
Louisiana  0.1%
Ascension Parish Rev., Basf Corp.
 Proj., F.R.D.D., A.M.T.           P-1            1.55        5/01/03         1,200           1,200,000
----------------------------------------------------------------------------------------
Nevada  0.2%
Clark Cnty. Ind. Dev. Rev.,
 Southwest Gas Corp. Proj.,
 Ser. A, F.R.W.D.                  Aaa            1.45        5/07/03         1,250           1,250,000
----------------------------------------------------------------------------------------
New York  0.3%
New York City Trust Cult. Res.
 Rev., Mun. Secs. Trust Rcpts.,
 Ser. SGA 91, F.R.D.D.             A-1+(b)        1.45        5/01/03           985             985,000
New York St. Local Govt. Assist.
 Corp., Mun. Secs. Trust Rcpts.,
 Ser. SGA 59, F.R.D.D.             A-1+(b)        1.45        5/01/03         1,000           1,000,000
                                                                                           ------------
                                                                                              1,985,000
----------------------------------------------------------------------------------------
North Carolina  0.3%
Halifax Cnty. Ind. Facs. & Poll.
 Ctrl. Fin. Auth. Rev.,
 Westmoreland, F.R.D.D.            Aa2            1.45        5/01/03         2,400           2,400,000

    See Notes to Financial Statements                                     25

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Texas  0.3%
Calhoun Cnty. Nav. Ind. Dev.
 Auth. Rev., British Petroleum
 Co., F.R.D.D.                     Aa2            1.55%       5/01/03      $  2,300        $  2,300,000
                                                                                           ------------
Total short-term investments
 (cost $18,235,000)                                                                          18,235,000
                                                                                           ------------
OUTSTANDING OPTION PURCHASED(h)
                                                                          Contracts
------------------------------------------------------------------------------------------------------------
United States Treasury Bonds
 Futures May 03 @ 112
 (cost $182,831)                                              5/23/03           274             111,313
                                                                                           ------------
Total Investments  100.8%
 (cost $787,756,451; Note 5)                                                                782,168,515
Liabilities in excess of other
 assets  (0.8%)                                                                              (5,965,150)
                                                                                           ------------
Net Assets  100.0%                                                                         $776,203,365
                                                                                           ------------
                                                                                           ------------

    26                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificates of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate Daily Demand Note(i).
    F.R.W.D.--Floating Rate Weekly Demand Note(i).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    L.P.--Limited Partnership.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    P.S.F.G.--Public School Fund Guaranty.
    R.I.B.S.--Residential Interest Bonds.
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts. S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) Standard & Poor's rating.
(c) Issuer in default of interest payment. Non-income producing security.
(d) Prerefunded issues are secured by escrowed cash or direct U.S. government guaranteed obligations.
(e) All or partial principal amount segregated as initial margin on financial futures contracts.
(f) Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at year end.
(g) Represents a when-issued security.
(h) Non-income producing security.
(i) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     27

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $787,756,451)                            $ 782,168,515
Cash                                                                        48,805
Interest receivable                                                     14,714,662
Receivable for investments sold                                          5,915,420
Receivable for Series shares sold                                          497,533
Prepaid expenses                                                            16,736
                                                                    --------------
      Total assets                                                     803,361,671
                                                                    --------------
LIABILITIES
Payable for investments purchased                                       24,185,974
Dividends payable                                                        1,138,826
Payable for Series shares reacquired                                     1,057,809
Management fee payable                                                     318,008
Distribution fee payable                                                   216,780
Accrued expenses                                                           136,836
Due to broker--variation margin                                             87,023
Deferred trustees' fees                                                     17,050
                                                                    --------------
      Total liabilities                                                 27,158,306
                                                                    --------------
NET ASSETS                                                           $ 776,203,365
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     767,882
   Paid-in capital in excess of par                                    836,981,335
                                                                    --------------
                                                                       837,749,217
   Undistributed net investment income                                   1,534,048
   Accumulated net realized loss on investments                        (57,423,274)
   Net unrealized depreciation on investments                           (5,656,626)
                                                                    --------------
Net assets, April 30, 2003                                           $ 776,203,365
                                                                    --------------
                                                                    --------------

    28                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($491,218,341 /
      48,597,340 shares of beneficial interest issued and
      outstanding)                                                          $10.11
   Maximum sales charge (3% of offering price)                                 .31
                                                                    --------------
   Maximum offering price to public                                         $10.42
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($241,310,654 / 23,869,221 shares of beneficial interest
      issued and outstanding)                                               $10.11
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($28,313,142 /
      2,800,486 shares of beneficial interest issued and
      outstanding)                                                          $10.11
   Sales charge (1% of offering price)                                         .10
                                                                    --------------
   Offering price to public                                                 $10.21
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($15,361,228 / 1,521,160 shares of beneficial interest
      issued and outstanding)                                               $10.10
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     29

       Prudential Municipal Bond Fund      High Income Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 51,018,099
                                                                    --------------
Expenses
   Management fee                                                       3,992,990
   Distribution fee--Class A                                            1,241,494
   Distribution fee--Class B                                            1,320,334
   Distribution fee--Class C                                              203,408
   Transfer agent's fees and expenses                                     347,000
   Custodian's fees and expenses                                          140,000
   Reports to shareholders                                                105,000
   Registration fees                                                       65,000
   Audit fee                                                               25,000
   Legal fees and expenses                                                 25,000
   Trustees' fees                                                          22,000
   Miscellaneous                                                           31,816
                                                                    --------------
      Total expenses                                                    7,519,042
   Less: Custodian fee credit                                              (1,308)
                                                                    --------------
       Net expenses                                                     7,517,734
                                                                    --------------
Net investment income                                                  43,500,365
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Financial futures transactions                                      (1,502,194)
   Investment transactions                                               (893,511)
   Interest rate swap                                                    (324,250)
                                                                    --------------
                                                                       (2,719,955)
                                                                    --------------
Net change in unrealized depreciation on:
   Investments                                                          5,560,708
   Financial futures contracts                                            636,444
                                                                    --------------
                                                                        6,197,152
                                                                    --------------
Net gain on investments                                                 3,477,197
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 46,977,562
                                                                    --------------
                                                                    --------------

    30                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Changes in Net Assets

                                                       Year Ended April 30,
                                                   -----------------------------
                                                       2003            2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $ 43,500,365    $  49,563,126
   Net realized loss on investment transactions      (2,719,955)      (6,436,520)
   Net change in unrealized depreciation of
      investments                                     6,197,152        2,352,022
                                                   ------------    -------------
   Net increase in net assets resulting from
      operations                                     46,977,562       45,478,628
                                                   ------------    -------------
Dividends from net investment income
      Class A                                       (27,212,576)     (30,334,339)
      Class B                                       (13,811,235)     (17,211,736)
      Class C                                        (1,351,027)      (1,491,292)
      Class Z                                          (621,063)        (390,117)
                                                   ------------    -------------
                                                    (42,995,901)     (49,427,484)
                                                   ------------    -------------
Series share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                     72,704,604       60,350,611
   Net asset value of shares issued in
      reinvestment of dividends                      19,333,005       22,227,581
   Cost of shares reacquired                       (140,516,971)    (138,012,314)
                                                   ------------    -------------
   Net decrease in net assets from Series share
      transactions                                  (48,479,362)     (55,434,122)
                                                   ------------    -------------
Total decrease                                      (44,497,701)     (59,382,978)
NET ASSETS
Beginning of year                                   820,701,066      880,084,044
                                                   ------------    -------------
End of year(a)                                     $776,203,365    $ 820,701,066
                                                   ------------    -------------
                                                   ------------    -------------
---------------
(a) Includes undistributed net investment income
of                                                 $  1,534,048    $   1,307,929
                                                   ------------    -------------
                                                   ------------    -------------

    See Notes to Financial Statements                                     31

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.8%
----------------------------------------------------------------------------------------
Alaska  1.4%
Anchorage Hosp. Rev., Sisters of
 Providence, A.M.B.A.C., T.C.R.S.  Aaa            7.125%      10/01/05     $  5,000        $  5,074,500
----------------------------------------------------------------------------------------
Arizona  1.3%
Maricopa Cnty. Sch. Dist. No. 69,
 Ser. E, F.G.I.C.                  Aaa            6.80        7/01/12         3,700           4,633,917
----------------------------------------------------------------------------------------
California  7.9%
California Hsg. Fin. Agcy. Rev.,
 Home Mtge., Ser. B, M.B.I.A.,
 A.M.T.                            Aaa            Zero        2/01/30         6,075           1,426,531
California St. Dept. Wtr. Res.
 Pwr. Sup. Rev.,
 Ser. A, A.M.B.A.C.                Aaa            5.50        5/01/14         6,000           6,834,000
 Ser. A, A.M.B.A.C.                Aaa            5.375       5/01/18         2,250(e)        2,485,125
Inland Empire Solid Wste.
 Landfill Impvt., Proj. B,
 F.S.A., A.M.T.                    Aaa            6.00        8/01/16         2,000(d)        2,301,420
Modesto H.S. Dist., Stanislaus
 Cnty., C.A.B.S., Ser. A, G.O.,
 F.G.I.C.                          Aaa            Zero        8/01/24         3,225           1,080,956
Roseville Joint Union H.S.,
 C.A.B.S., Ser. B, F.G.I.C.        Aaa            Zero        8/01/13         1,765           1,150,251
San Bernardino City Uni. Sch.
 Dist., C.A.B.S., Ser. C., G.O.,
 F.G.I.C.                          Aaa            Zero        8/01/26         5,035           1,495,294
San Diego Cnty. Wtr. Rev.,
 C.O.P., F.G.I.C.                  Aaa            9.83(c)     4/26/06         5,800           7,058,600
South Orange Cnty. Pub. Fin.,
 Foothill Area Proj., Ser. C,
 F.G.I.C.                          Aaa            8.00        8/15/08         2,000           2,539,660
Victor Elementary Sch. Dist.,
 C.A.B.S., Ser. A, M.B.I.A.        Aaa            Zero        6/01/18         3,700           1,814,850
                                                                                           ------------
                                                                                             28,186,687

    32                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Colorado  2.3%
Denver City & Cnty. Arpt. Rev.,
 Ser. C, M.B.I.A., A.M.T.          Aaa            5.60%       11/15/11     $  5,000        $  5,505,500
E-470 Pub. Hwy. Auth. Rev.,
 C.A.B.S., Ser. B, M.B.I.A.        Aaa            Zero        9/01/28        12,700           2,717,546
                                                                                           ------------
                                                                                              8,223,046
----------------------------------------------------------------------------------------
District of Columbia  4.0%
Dist. of Columbia Hosp. Rev.,
 Medlantic Hlthcare. Grp. A,
 M.B.I.A., E.T.M.                  Aaa            5.875       8/15/19         3,500(f)        3,930,500
 M.B.I.A., E.T.M.                  Aaa            5.75        8/15/26         3,000(f)        3,327,900
Dist. of Columbia, G.O.,
 Ser. A, M.B.I.A.                  Aaa            6.50        6/01/10         3,095(e)        3,722,201
 Ser. A, M.B.I.A., E.T.M.          Aaa            6.50        6/01/10         2,905(f)        3,534,107
                                                                                           ------------
                                                                                             14,514,708
----------------------------------------------------------------------------------------
Florida  5.6%
Brevard Cnty. Hlth. Facs. Auth.,
 Holmes Reg. Med. Ctr. Proj.,
 M.B.I.A.                          Aaa            5.60        10/01/10        6,000(f)        6,764,280
Hillsborough Cnty. Aviation Auth.
 Rev., Tampa Intl. Arpt., Ser. A,
 M.B.I.A.                          Aaa            5.50        10/01/15        4,185           4,636,436
Indian River Cnty. Wtr. & Swr.
 Rev., Ser. A, F.G.I.C.            Aaa            5.25        9/01/18         2,600           2,826,226
Orange Cnty. Tourist Dev. Tax
 Rev.                              Aaa            5.00        10/01/17        4,000           4,271,760
Palm Beach Cnty. Sld. Wste. Auth.
 Rev., Ser. B, A.M.B.A.C.          Aaa            Zero        10/01/16        3,000           1,646,760
                                                                                           ------------
                                                                                             20,145,462
----------------------------------------------------------------------------------------
Georgia  2.8%
Atlanta Arpt. Facs. Rev., Ser. A,
 A.M.B.A.C.                        Aaa            6.50        1/01/10         2,000           2,381,540
Georgia Mun. Elec. Auth., Pwr.
 Rev., Ser. B, M.B.I.A.            Aaa            6.20        1/01/10         3,495           4,123,715
Newnan Hosp. Auth. Rev.            Aaa            5.50        1/01/21         3,185           3,481,938
                                                                                           ------------
                                                                                              9,987,193

    See Notes to Financial Statements                                     33

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Hawaii  2.6%
Hawaii Dept. Budget & Fin.,
 Hawaiian Elec. Co. Projs., Ser.
 C, A.M.B.A.C., A.M.T.             Aaa            6.20%       11/01/29     $  8,000        $  9,194,480
----------------------------------------------------------------------------------------
Idaho  0.5%
Idaho Hsg. & Fin. Assoc., Sngl.
 Fam. Mtge., Ser. E, A.M.T.        Aaa            5.55        7/01/31         1,835           1,935,173
----------------------------------------------------------------------------------------
Illinois  9.4%
Chicago Gas Sup. Rev., People's
 Gas, A.M.B.A.C., T.C.R.S.         Aaa            6.10        6/01/25         7,400           8,137,780
Chicago Midway Arpt. Rev., Ser.
 B, M.B.I.A., A.M.T.               Aaa            5.75        1/01/22         5,000           5,356,650
Chicago O'Hare Int'l. Arpt. Pass.
 Facs. Chrg., Ser. A, A.M.B.A.C.   Aaa            5.625       1/01/15         2,000           2,199,980
Illinois St.,
 G.O.                              Aaa            5.625       4/01/15         3,250           3,683,940
 G.O., F.S.A.                      Aaa            5.25        4/01/22         2,500           2,653,375
Illinois St. Civic Ctr., Spec.
 St. Oblig., F.S.A.                Aaa            5.50        12/15/15        2,710           3,055,172
Metro. Pier & Expo. Auth.,
 McCormick, Ser. A, C.A.B.S.       Aaa            Zero        12/15/38       10,000           1,482,800
Onterie Ctr. Hsg. Fin. Corp.,
 Mtge. Rev.,
 Ser. A, M.B.I.A.                  Aaa            7.00        7/01/12         1,520           1,553,273
 Ser. A, M.B.I.A.                  Aaa            7.05        7/01/27         5,400           5,548,608
                                                                                           ------------
                                                                                             33,671,578
----------------------------------------------------------------------------------------
Kansas  0.6%
Saline Cnty. Unif. Sch. Dist.,
 G.O., F.S.A.                      Aaa            5.50        9/01/17         2,000           2,228,780
----------------------------------------------------------------------------------------
Louisiana  1.2%
New Orleans Fin. Auth., Sngl.
 Fam. Mtge., Ser. B-2,
 G.N.M.A./F.N.M.A., A.M.T.         Aaa            6.00        12/01/21        1,105           1,171,388

    34                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New Orleans, G.O., C.A.B.S.,
 A.M.B.A.C.                        Aaa            Zero        9/01/09      $  4,000        $  3,262,400
                                                                                           ------------
                                                                                              4,433,788
----------------------------------------------------------------------------------------
Maryland  1.7%
Maryland St. Cmnty. Dev. Admin.,
 Ser. D, F.H.A., A.M.T.            Aa2            6.20%       9/01/20         5,000           5,403,450
Prince Georges Cnty. Hsg., Sngl.
 Fam. Mtge., Ser. A,
 G.N.M.A./F.N.M.A., A.M.T.         AAA(b)         6.15        8/01/19           520             561,205
                                                                                           ------------
                                                                                              5,964,655
----------------------------------------------------------------------------------------
Massachusetts  1.3%
Massachusetts St., Cons. Ln.,
 Ser. C, G.O.                      Aaa            5.50        11/01/10        4,000           4,605,600
----------------------------------------------------------------------------------------
Michigan  3.0%
Detroit Swge. Disp.,
 Rev., F.G.I.C.                    Aaa            10.052(c)   7/01/23         5,000(d)        5,294,400
 Rev., F.G.I.C.                    Aaa            10.052(c)   7/01/23         1,500           1,588,320
Saginaw Hosp. Fin. Auth., Hosp.
 Rev., Ser. C, M.B.I.A.            Aaa            6.50        7/01/11         4,000           4,029,280
                                                                                           ------------
                                                                                             10,912,000
----------------------------------------------------------------------------------------
Minnesota  3.8%
Bass Brook Poll. Ctrl. Rev.,
 M.B.I.A.                          Aaa            6.00        7/01/22         1,600           1,637,776
Becker Indpt. Sch. Dist. No.
 726.,
 Ser. A, F.S.A.                    Aaa            6.00        2/01/15         1,610           1,875,360
 Ser. A, F.S.A.                    Aaa            6.00        2/01/16         1,750           2,038,435
Minneapolis & St. Paul Metro.
 Arpts.,
 Ser. A, F.G.I.C.                  Aaa            5.75        1/01/32         4,285           4,778,418
 Ser. C, F.G.I.C.                  Aaa            5.50        1/01/19         3,000           3,282,090
                                                                                           ------------
                                                                                             13,612,079
----------------------------------------------------------------------------------------
Mississippi  0.3%
Mississippi Hsg. Fin. Corp.,
 Sngl. Fam. Mtge., C.A.B.S.,
 E.T.M.                            Aaa            Zero        9/15/16         1,990           1,101,704

    See Notes to Financial Statements                                     35

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Missouri  0.9%
St. Louis Arpt. Rev., Arpt. Dev.
 Proj., Ser. A, M.B.I.A.           Aaa            5.625%      7/01/19      $  3,000        $  3,319,080
----------------------------------------------------------------------------------------
New Jersey  4.5%
Jersey City, Rfdg. & Sch. Impvt.,
 Ser. B, G.O., A.M.B.A.C.          Aaa            5.25        3/01/13         4,225           4,768,039
Jersey City Swr. Auth.,
 Rev., A.M.B.A.C.                  Aaa            6.00        1/01/10         2,585           3,021,555
 Rev., A.M.B.A.C.                  Aaa            6.25        1/01/14         4,255           5,157,996
New Jersey Econ. Dev. Auth. Rev.,
 Sch. Facs. Cons., Ser. A          Aaa            5.125       6/15/14         3,000           3,295,290
                                                                                           ------------
                                                                                             16,242,880
----------------------------------------------------------------------------------------
New York  14.5%
Islip Res. Rec. Facs., Ser. B,
 A.M.B.A.C., A.M.T.                Aaa            7.20        7/01/10         1,750           2,160,428
Metro. Trans. Auth., N.Y. Svc.
 Contract Rfdg., Ser. A, M.B.I.A.  Aaa            5.50        7/01/20         3,000           3,308,490
Metro. Trans. Auth., N.Y. Trans.
 Facs. Rev., Ser. A, F.S.A.        Aaa            5.75        7/01/11         5,000(d)        5,809,600
New York City Mun. Wtr. Fin.
 Auth., Wtr. & Swr. Rev., Ser. B   Aa2            6.00        6/15/33         3,025           3,534,864
New York NY, Ser. G, M.B.I.A.      Aaa            5.75        2/01/14         3,000(f)        3,303,090
New York St. Dorm. Auth. Rev.,
 Mem. Sloan Ctr., Ser. 1,
 M.B.I.A., C.A.B.S.                Aaa            Zero        7/01/26         2,000             636,940
 Mem. Sloan Ctr., Ser. 1,
 M.B.I.A., C.A.B.S.                Aaa            Zero        7/01/27         4,100           1,236,970
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/20         3,040           3,226,504
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/21         1,520           1,602,962
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/22           600             628,722

    36                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00%       7/01/23      $  1,000        $  1,042,040
 Mem. Sloan-Kettering Ctr.,
 Ser. 1, M.B.I.A.                  Aaa            5.00        7/01/24           600             622,242
 Sch. Dist. Fin. Proj., Ser. A,
 M.B.I.A.                          Aaa            5.75        10/01/17        3,000           3,449,220
New York St. Environ. Facs. Poll.
 Ctrl. Rev.,
 Ser. C                            Aaa            5.70        7/15/12         2,350(d)        2,653,032
 Ser. C                            Aaa            5.70        7/15/12            25              27,682
 Ser. C                            Aaa            5.75        7/15/13         1,050(d)        1,186,783
 Ser. C                            Aaa            5.75        7/15/13            10              11,072
 Ser. C                            Aaa            5.80        7/15/14         3,720(d)        4,209,515
 Ser. C                            Aaa            5.80        7/15/14            35              38,796
New York St. Urban Dev. Corp.,
 Corr. & Youth Facs. Svcs., Ser.
 A                                 AA-(b)         5.50        1/01/17         1,500           1,668,195
Port Auth. of New York & New
 Jersey, Ser. 99, F.G.I.C.,
 A.M.T.                            Aaa            5.90        11/01/11        7,665           8,253,365
Suffolk Cnty. Judicial Facs.,
 John P. Cohalan Complex,
 A.M.B.A.C.                        Aaa            5.75        10/15/12        3,000           3,440,550
                                                                                           ------------
                                                                                             52,051,062
----------------------------------------------------------------------------------------
North Carolina  0.8%
North Carolina Mun. Pwr. Agcy.
 No. 1, Catawba Elec. Rev.,
 Ser. A, M.B.I.A.                  Aaa            5.25        1/01/19         2,500           2,704,625
----------------------------------------------------------------------------------------
Ohio  0.9%
Bowling Green St. Univ., F.G.I.C.  Aaa            5.75        6/01/16         2,815           3,232,324
----------------------------------------------------------------------------------------
Oklahoma  3.4%
Edmond Pub. Wks. Auth. Util.
 Rev., A.M.B.A.C.                  Aaa            5.625       7/01/24         4,440           4,860,823
Norman Reg. Hosp. Auth., Rev.,
 Ser. A, M.B.I.A.                  Aaa            5.50        9/01/11         4,110           4,412,702

    See Notes to Financial Statements                                     37

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Oklahoma City Arpt. Trust, Jr.
 Lien, Ser. 24, A.M.B.A.C.,
 A.M.T.                            Aaa            5.75%       2/01/18      $  2,620        $  2,845,975
                                                                                           ------------
                                                                                             12,119,500
----------------------------------------------------------------------------------------
Oregon  0.8%
Portland Swr. Sys. Rev., Rfdg.
 Second Lien Ser. A, F.S.A.        Aaa            5.25        6/01/15         2,555           2,862,903
----------------------------------------------------------------------------------------
Pennsylvania  2.4%
Pennsylvania St. Ind. Dev. Auth.
 Rev., Econ. Dev.                  Aaa            5.50        7/01/17         5,000           5,646,550
Philadelphia Mun. Auth. Rev.,
 Justice Lease, Ser. A, M.B.I.A.   Aaa            6.90        11/15/03        3,000           3,044,280
                                                                                           ------------
                                                                                              8,690,830
----------------------------------------------------------------------------------------
South Carolina  1.8%
Lexington Wtr. & Swr., Rev.,
 Ser. A, M.B.I.A.                  Aaa            5.75        4/01/20         4,180           4,724,863
Univ. of South Carolina, Rev.,
 Ser. A, F.G.I.C.                  Aaa            5.75        6/01/30         1,615           1,809,107
                                                                                           ------------
                                                                                              6,533,970
----------------------------------------------------------------------------------------
Texas  7.8%
Austin Util. Sys. Rev., C.A.B.S.,
 Ser. A, E.T.M.                    Aaa            Zero        5/15/03           725             724,667
 Ser. A, M.B.I.A.                  Aaa            Zero        5/15/03         3,275           3,273,362
Corpus Christi Util. Sys. Rev.,
 Ser. A, F.S.A.                    Aaa            6.00        7/15/19         3,255           3,763,268
 Ser. A, F.S.A.                    Aaa            6.00        7/15/20         3,450           3,970,502
Houston Arpt. Sys. Rev., E.T.M.    Aaa            7.20        7/01/13         3,425           4,189,323
Keller Indpt. Sch. Dist.,
 C.A.B.S., Ser. A, P.S.F.G.        Aaa            Zero        8/15/15         4,945           2,858,160
Mission Cons. Indpt. Sch. Dist.,
 G.O., P.S.F.G.                    Aaa            5.75        2/15/19         1,360           1,534,094
Northwest Indpt. Sch. Dist.,
 Sch. Bldg. & Rfdg., G.O.,
 P.S.F.G.                          Aaa            5.50        8/15/17         1,080           1,211,047

    38                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Sch. Bldg. & Rfdg., G.O.,
 P.S.F.G.                          Aaa            5.50%       8/15/18      $  1,000        $  1,113,620
Texas St. Tpke. Auth. Rev.,
 C.A.B.S., First Tier, Ser. A,
 A.M.B.A.C.                        Aaa            Zero        8/15/21         7,990           3,174,747
Univ. of Texas Univ. Rev., Fin.
 Sys., Ser. B                      Aaa            5.25        8/15/20         1,000           1,081,730
Van Alstyne Indpt. Sch. Dist.
 Rfdg., G.O., P.S.F.G.             Aaa            5.95        8/15/29         1,105           1,244,307
                                                                                           ------------
                                                                                             28,138,827
----------------------------------------------------------------------------------------
Vermont  1.1%
Vermont Hsg. Fin. Agcy., Sngl.
 Fam. Mtge., Ser. 13A, F.S.A.,
 A.M.T.                            Aaa            5.45        5/01/26         3,610           3,858,187
----------------------------------------------------------------------------------------
Virginia  0.9%
Virginia Beach Hosp. Facs. Rev.,
 Gen. Hosp. Proj.,
 A.M.B.A.C.                        Aaa            6.00        2/15/10         1,220           1,416,957
 A.M.B.A.C.                        Aaa            6.00        2/15/13         1,455           1,709,392
                                                                                           ------------
                                                                                              3,126,349
----------------------------------------------------------------------------------------
Washington  7.2%
Clark Cnty. Sch. Dist. No. 114,
 G.O., F.S.A.                      Aaa            5.25        12/01/18        3,800           4,122,582
King Cnty. Sch. Dist. No. 411,
 G.O., F.S.A.                      Aaa            6.25        12/01/15        1,900           2,247,567
Ocean Shores, G.O., F.G.I.C.       Aaa            5.50        12/01/20        1,570           1,714,110
Port. Seattle Rev., Rfdg., Ser. A  Aaa            5.375       6/01/13         2,000           2,233,380
Washington St. Pub. Pwr. Supply,
 C.A.B.S., Ref., Ser. B,
 F.G.I.C., T.C.R.S.                Aaa            Zero        7/01/08         4,500           3,854,070
 C.A.B.S., Ser. A, M.B.I.A.,
 E.T.M.                            Aaa            Zero        7/01/11         5,210           3,823,046
 Ser. A, M.B.I.A.                  Aaa            5.75        7/01/10         7,000           7,954,450
                                                                                           ------------
                                                                                             25,949,205

    See Notes to Financial Statements                                     39

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
West Virginia  1.1%
Clarksburg Wtr. Rev., F.G.I.C.     Aaa            5.25%       9/01/19      $  2,750        $  2,989,607
West Virginia St. Wtr. Dev.
 Auth., Ser. B, A.M.B.A.C.,
 A.M.T.                            Aaa            5.875       7/01/20         1,015           1,111,466
                                                                                           ------------
                                                                                              4,101,073
                                                                                           ------------
Total long-term investments
 (cost $322,414,973)                                                                        351,356,165
                                                                                           ------------
SHORT-TERM INVESTMENTS  3.8%
----------------------------------------------------------------------------------------
Georgia  0.8%
Burke Cnty. Dev. Auth. Poll.
 Ctrl. Rev., Oglethorpe Pwr.
 Corp. Proj. C, F.R.D.D.,
 M.B.I.A.                          A-1+(b)        1.35        5/01/03         2,800           2,800,000
----------------------------------------------------------------------------------------
Illinois  1.2%
Illinois Dev. Fin. Auth. Solid
 Wste., Rep. Svcs. Inc. Proj.,
 F.R.W.D., A.M.T.                  A-1+(b)        1.45        5/01/03         3,500           3,500,000
Mun. Secs. Trust Cert.,
 Ser. 2000-93, Cl. A, F.R.D.D.,
 A.M.B.A.C.                        A-1(b)         1.48        5/01/03         1,000           1,000,000
                                                                                           ------------
                                                                                              4,500,000
----------------------------------------------------------------------------------------
Indiana  0.1%
Indiana St. Dev. Fin. Auth. Indl.
 Dev. Rev., Republic Svcs., Inc.
 Proj., F.R.D.D.                   Aaa            1.40        5/01/03           400             400,000
----------------------------------------------------------------------------------------
Louisiana  0.4%
Ascension Parish Rev., BASF Corp.
 Proj., F.R.D.D., A.M.T.           P-1            1.55        5/01/03         1,500           1,500,000
----------------------------------------------------------------------------------------
Pennsylvania  0.6%
Beaver Cnty. Ind. Dev. Auth.,
 Environ. Impvt. Rec., BASF Corp.
 Proj., F.R.D.D., A.M.T.           P-1            1.55        5/01/03         2,000           2,000,000

    40                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest    Maturity    Amount           Value
Description (a)                    (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Tennessee  0.3%
Clarksville Pub. Bldg. Auth.
 Rev., Mun. Bond Fd., F.R.D.D.     Aa1            1.40%       5/01/03      $  1,000        $  1,000,000
----------------------------------------------------------------------------------------
Texas  0.4%
Brazos Riv. Hbr. Nav. Dist.,
 BASF Corp. Proj., F.R.D.D.,
 A.M.T.                            P-1            1.55        5/01/03           400             400,000
 Brazoria Cnty. Multi-Mode, Rev.,
 BASF Corp., F.R.D.D., A.M.T.      P-1            1.55        5/01/03         1,100           1,100,000
                                                                                           ------------
                                                                                              1,500,000
                                                                                           ------------
Total short-term investments
 (cost $13,700,000)                                                                          13,700,000
                                                                                           ------------
OUTSTANDING OPTION PURCHASED(h)
                                                                          Contracts
------------------------------------------------------------------------------------------------------------
United States Treasury Bonds
 Futures May 03 @ 112
 (cost $85,410)                                               5/23/03           128              52,000
                                                                                           ------------
Total Investments  101.6%
 (cost $336,200,383; Note 5)                                                                365,108,165
Liabilities in excess of other
 assets  (1.6%)                                                                              (5,671,560)
                                                                                           ------------
Net Assets  100.0%                                                                         $359,436,605
                                                                                           ------------
                                                                                           ------------

    See Notes to Financial Statements                                     41

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2003 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificates of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate Daily Demand Note(g).
    F.R.W.D.--Floating Rate Weekly Demand Note(g).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    P.S.F.G.--Public School Fund Guaranty.
    T.C.R.S.--Transferable Custodial Receipts.
(b) Standard & Poor's rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at year end.
(d) Prerefunded issues are secured by escrowed cash or direct U.S. government guaranteed obligations.
(e) Pledged as initial margin for financial futures contracts.
(f) Represents a when-issued security.
(g) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(h) Non-income producing security.

The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.

    42                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $336,200,383)                            $ 365,108,165
Interest receivable                                                      4,876,792
Receivable for investments sold                                          3,309,970
Receivable for Series shares sold                                          344,160
Prepaid expenses                                                             8,855
                                                                    --------------
      Total assets                                                     373,647,942
                                                                    --------------
LIABILITIES
Payable for investments purchased                                       13,260,264
Dividends payable                                                          397,112
Management fee payable                                                     146,428
Payable for Series shares reacquired                                       137,596
Distribution fee payable                                                    87,115
Accrued expenses                                                            85,891
Payable to custodian                                                        44,760
Due to broker--variation margin                                             38,289
Deferred trustees' fees                                                     13,882
                                                                    --------------
      Total liabilities                                                 14,211,337
                                                                    --------------
NET ASSETS                                                           $ 359,436,605
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     310,075
   Paid-in capital in excess of par                                    323,798,075
                                                                    --------------
                                                                       324,108,150
   Undistributed net investment income                                     313,244
   Accumulated net realized gain on investments                          6,138,366
   Net unrealized appreciation on investments                           28,876,845
                                                                    --------------
Net assets, April 30, 2003                                           $ 359,436,605
                                                                    --------------
                                                                    --------------

    44                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($281,076,519 /
      24,251,495 shares of beneficial interest issued and
      outstanding)                                                          $11.59
   Maximum sales charge (3% of offering price)                                 .36
                                                                    --------------
   Maximum offering price to public                                         $11.95
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($60,723,839 / 5,234,468 shares of beneficial interest
      issued and outstanding)                                               $11.60
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($8,457,019 /
      729,014 shares of beneficial interest issued and
      outstanding)                                                          $11.60
   Sales charge (1% of offering price)                                         .12
                                                                    --------------
   Offering price to public                                                 $11.72
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($9,179,228 / 792,519 shares of beneficial interest issued
      and outstanding)                                                      $11.58
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     45

       Prudential Municipal Bond Fund      Insured Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 18,035,389
                                                                    --------------
Expenses
   Management fee                                                       1,723,876
   Distribution fee--Class A                                              681,521
   Distribution fee--Class B                                              290,014
   Distribution fee--Class C                                               56,695
   Transfer agent's fees and expenses                                     170,000
   Custodian's fees and expenses                                          107,000
   Registration fees                                                       59,000
   Reports to shareholders                                                 32,000
   Legal fees and expenses                                                 29,000
   Audit fee                                                               16,000
   Trustees' fees                                                          13,000
   Miscellaneous                                                           14,253
                                                                    --------------
      Total expenses                                                    3,192,359
   Less: Custodian fee credit                                                (411)
                                                                    --------------
       Net expenses                                                     3,191,948
                                                                    --------------
Net investment income                                                  14,843,441
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              7,432,411
   Financial futures transactions                                         128,823
   Interest rate swap                                                    (110,366)
                                                                    --------------
                                                                        7,450,868
                                                                    --------------
Net change in unrealized appreciation on:
   Investments                                                          7,393,560
   Financial futures contracts                                            117,273
                                                                    --------------
                                                                        7,510,833
                                                                    --------------
Net gain on investments                                                14,961,701
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 29,805,142
                                                                    --------------
                                                                    --------------

    46                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Changes in Net Assets

                                                        Year Ended April 30,
                                                    ----------------------------
                                                        2003            2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $ 14,843,441    $ 15,256,792
   Net realized gain on investment transactions        7,450,868       1,130,134
   Net change in unrealized appreciation of
      investments                                      7,510,833       3,829,494
                                                    ------------    ------------
   Net increase in net assets resulting from
      operations                                      29,805,142      20,216,420
                                                    ------------    ------------
Dividends
   Dividends from net investment income
      Class A                                        (11,672,945)    (12,440,770)
      Class B                                         (2,338,618)     (2,370,950)
      Class C                                           (285,559)       (220,711)
      Class Z                                           (298,062)       (153,937)
                                                    ------------    ------------
                                                     (14,595,184)    (15,186,368)
                                                    ------------    ------------
Series share transactions (net of share
   conversions)
   Net proceeds from shares sold                      64,183,997      35,479,859
   Net asset value of shares issued in
      reinvestment of dividends                        8,444,955       8,576,821
   Cost of shares reacquired                         (55,468,023)    (49,464,065)
                                                    ------------    ------------
   Net increase (decrease) in net assets from
      Series share transactions                       17,160,929      (5,407,385)
                                                    ------------    ------------
Total increase (decrease)                             32,370,887        (377,333)
NET ASSETS
Beginning of year                                    327,065,718     327,443,051
                                                    ------------    ------------
End of year(a)                                      $359,436,605    $327,065,718
                                                    ------------    ------------
                                                    ------------    ------------
---------------
(a) Includes undistributed net investment income
of                                                  $    313,244    $    252,724
                                                    ------------    ------------
                                                    ------------    ------------

    See Notes to Financial Statements                                     47

       Prudential Municipal Bond Fund
             Notes to Financial Statements

      Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the High Income Series and the Insured Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

      The investment objectives of the series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is treated as a realized gain or loss. Gain
(loss) on purchased options is included in
                                                                          49

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Fund may enter into swap agreements. An
interest rate swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate. Interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The use of derivative transactions, such as written options, financial futures contracts and interest rate swaps, may involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to market interest rates of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees, which are charged directly to the respective Class) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series declares daily dividends from
the net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management ('PIM'). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by
                                                                          51

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were earned by PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended April 30, 2003, such expenses for the Fund were ..25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the High Income Series and Insured Series that it received approximately $187,400 ($148,900-Class A; $38,500-Class C) and $136,100 ($109,400-Class A; $26,700-Class C), respectively, in front-end sales charges during the year ended April 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2003, it received approximately $355,600 ($345,300-Class B; $10,300-Class C) and $82,800 ($76,800-Class B; $6,000-Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

      PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended April 30, 2003, the amounts of the commitment were $500 million from May 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended April 30, 2003, the Fund incurred fees of approximately $251,000 and $128,100 for the High Income Series and Insured Series, respectively, for the services of PMFS. As of April 30, 2003, approximately $20,300 and $10,800 for the High Income Series and Insured Series, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred fees of approximately $57,700 ($47,000-High Income Series; $10,700-Insured Series) in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $55,600 ($45,300-High Income Series; $10,300-Insured Series) for the year ended April 30, 2003. As of April 30, 2003, approximately $4,170 ($3,300-High Income Series; $870-Insured Series) of such fees were due to PSI. These amounts are included in transfer agent's fees in the Statements of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 2003, were as follows:

                     Series           Purchases         Sales
                     -------------   ------------    ------------
                     High Income     $684,318,233    $727,603,104
                     Insured          214,185,226     192,402,620

      During the year ended April 30, 2003, the High Income Series entered into financial futures contracts. Details of open contracts at April 30, 2003 are as follows:

                                                                          Value at           Value at
                  Number of                             Expiration       April 30,            Trade            Unrealized
    Series        Contracts            Type                Date             2003               Date           Depreciation
--------------    ---------     -------------------     ----------     --------------     --------------     --------------
High Income                     Short Positions:
                                U.S. Treasury
                     59         10yr. Notes Futures       Jun-03        $   6,792,375      $  6,776,515         $(15,860)
                                U.S. Treasury Bond
                     108        Futures                   Jun-03           12,315,381        12,262,490          (52,891)
                                                                                                             --------------
                                                                                                                $(68,751)
                                                                                                             --------------
                                                                                                             --------------

                                                                         53

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                                                          Value at           Value at
                  Number of                             Expiration       April 30,            Trade            Unrealized
    Series        Contracts            Type                Date             2003               Date           Depreciation
--------------    ---------     -------------------     ----------     --------------     --------------     --------------
Insured                         Short Positions:
                                U.S. Treasury
                     24         10yr. Notes Futures       Jun-03        $   2,763,000      $  2,756,548         $ (6,452)
                                U.S. Treasury Bond
                     50         Futures                   Jun-03            5,701,564         5,677,079          (24,485)
                                                                                                             --------------
                                                                                                                $(30,937)
                                                                                                             --------------
                                                                                                             --------------

Note 5. Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

      For the year ended April 30, 2003, the adjustments were as follows:

                Paid-in-Capital     Undistributed      Accumulated
                   in Excess        Net Investment     Net Realized
  Series            of Par              Income         Gain (Loss)
-----------     ---------------     --------------     ------------
High Income       $(5,361,471)        $ (278,345)       $ 5,639,816
Insured                    --           (187,737)           187,737

      These adjustments were primarily due to the sale of securities purchased with market discount, expired capital loss carryforward, net operating losses and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.
      The tax character of total dividends paid for the years ended are as follows:

                      High Income Series     Insured Series
                      ------------------     --------------
April 30, 2003
Tax-Exempt               $ 42,995,901         $ 14,595,184
April 30, 2002
Tax-Exempt               $ 49,321,613         $ 15,174,552
Ordinary Income               105,871               11,816
                      ------------------     --------------
Total Dividends          $ 49,427,484         $ 15,186,368
                      ------------------     --------------
                      ------------------     --------------

      For federal income tax purposes the High Income Series has a net capital loss carryforward as of April 30, 2003 of approximately $57,268,000, of which $6,383,000 expires in 2004, $3,225,000 expires in 2005, $554,000 expires in

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

2006, $3,137,000 expires in 2007, $5,906,000 expires in 2008, $20,095,000 expires in 2009, $13,512,000 expires in 2010 and $4,456,000 expires in 2011. As of April 30, 2003, $5,361,000 of capital loss carryforward expired. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. The tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to differences in the treatment of discount and premium amortization for book and tax purposes.

      The Insured Series utilized approximately $1,938,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended April 30, 2003. The Insured Series had no remaining capital loss carryforward as of April 30, 2003.

      As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                   Long-Term
                                     Ordinary       Capital
  Series          Tax-Exempt          Income         Gains
-----------     ---------------     ----------     ----------
High Income       $ 2,568,991        $103,883              --
Insured               655,948          54,408      $5,631,914

      These amounts include a dividends payable timing difference of $1,138,826 and $397,112 as of April 30, 2003 for the High Income Series and Insured Series, respectively.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of April 30, 2003 were as follows:

                                                                        Total Net
                                                                       Unrealized
                                                                      Appreciation/
   Series          Tax Basis       Appreciation     Depreciation     (Depreciation)
-------------     ------------     ------------     ------------     ---------------
High Income       $787,980,294     $ 47,580,002     $ 53,391,781       $(5,811,779)
Insured            335,724,869       29,383,296               --        29,383,296

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, mark to market of options and differences in the treatment of discount amortization for book and tax purposes.

Note 6. Capital
The High Income Series and Insured Series offer Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with
                                                                          55

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                          High Income Series                Insured Series
                                                Class A                         Class A
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2003           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                            3,121,105     $ 31,490,883      2,622,924     $ 29,810,727
Shares issued in reinvestment of
   dividends and distributions         1,257,285       12,663,001        588,736        6,681,027
Shares reacquired                     (9,031,671)     (91,022,647)    (3,309,260)     (37,601,848)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding before conversion      (4,653,281)     (46,868,763)       (97,600)      (1,110,094)
Shares issued upon conversion from
   Class B                             3,385,726       34,236,561        782,413        8,923,247
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                        (1,267,555)    $(12,632,202)       684,813     $  7,813,153
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------
                                          High Income Series                Insured Series
                                                Class A                         Class A
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2002           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                            2,043,107     $ 20,711,066      1,249,471     $ 13,998,538
Shares issued in reinvestment of
   dividends and distributions         1,398,401       14,208,487        622,247        6,916,282
Shares reacquired                     (8,524,854)     (86,613,508)    (3,652,804)     (40,561,751)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding before conversion      (5,083,346)     (51,693,955)    (1,781,086)     (19,646,931)
Shares issued upon conversion from
   Class B                             3,255,919       33,049,248        996,517       11,033,934
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                        (1,827,427)    $(18,644,707)      (784,569)    $ (8,612,997)
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                          High Income Series                Insured Series
                                                Class B                         Class B
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2003           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                            2,018,009     $ 20,355,002      1,694,767     $ 19,296,613
Shares issued in reinvestment of
   dividends and distributions           549,975        5,540,680        122,602        1,392,373
Shares reacquired                     (3,707,260)     (37,355,609)      (771,419)      (8,779,499)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding before conversion      (1,139,276)     (11,459,927)     1,045,950       11,909,487
Shares issued upon conversion into
   Class A                            (3,384,862)     (34,236,561)      (781,727)      (8,923,247)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                        (4,524,138)    $(45,696,488)       264,223     $  2,986,240
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------
                                          High Income Series                Insured Series
                                                Class B                         Class B
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2002           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                            3,065,444     $ 31,195,480      1,396,967     $ 15,562,302
Shares issued in reinvestment of
   dividends and distributions           684,472        6,956,262        127,824        1,421,861
Shares reacquired                     (4,181,106)     (42,487,169)      (636,669)      (7,107,705)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding before conversion        (431,190)      (4,335,427)       888,122        9,876,458
Shares issued upon conversion into
   Class A                            (3,255,919)     (33,049,248)      (995,245)     (11,033,934)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                        (3,687,109)    $(37,384,675)      (107,123)    $ (1,157,476)
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------
                                          High Income Series                Insured Series
                                                Class C                         Class C
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2003           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                              692,038     $  6,980,526        296,896     $  3,370,356
Shares issued in reinvestment of
   dividends and distributions            71,983          725,088         16,363          185,966
Shares reacquired                       (610,122)      (6,161,288)      (166,089)      (1,884,519)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                           153,899     $  1,544,326        147,170     $  1,671,803
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------

                                                                          57

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                          High Income Series                Insured Series
                                                Class C                         Class C
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2002           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                              449,637     $  4,581,221        260,649     $  2,920,264
Shares issued in reinvestment of
   dividends and distributions            80,287          815,922         12,166          135,283
Shares reacquired                       (580,268)      (5,881,209)       (64,970)        (727,036)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                           (50,344)    $   (484,066)       207,845     $  2,328,511
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------
                                          High Income Series                Insured Series
                                                Class Z                         Class Z
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2003           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                            1,376,787     $ 13,878,193      1,029,651     $ 11,706,301
Shares issued in reinvestment of
   dividends and distributions            40,192          404,236         16,341          185,589
Shares reacquired                       (592,571)      (5,977,427)      (636,436)      (7,202,157)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                           824,408     $  8,305,002        409,556     $  4,689,733
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------
                                          High Income Series                Insured Series
                                                Class Z                         Class Z
                                      ---------------------------     ---------------------------
    Year Ended April 30, 2002           Shares          Amount          Shares          Amount
----------------------------------    ----------     ------------     ----------     ------------
Shares sold                              380,529     $  3,862,844        270,134     $  2,998,755
Shares issued in reinvestment of
   dividends and distributions            24,333          246,910          9,310          103,395
Shares reacquired                       (298,796)      (3,030,428)       (96,527)      (1,067,573)
                                      ----------     ------------     ----------     ------------
Net increase (decrease) in shares
   outstanding                           106,066     $  1,079,326        182,917     $  2,034,577
                                      ----------     ------------     ----------     ------------
                                      ----------     ------------     ----------     ------------

                                                        ANNUAL REPORT
                                                        APRIL 30, 2003


            PRUDENTIAL
            MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.06
                                                                    --------------
Income from investment operations
Net investment income                                                       .56
Net realized and unrealized gain (loss) on investment
   transactions                                                             .04
                                                                    --------------
      Total from investment operations                                      .60
                                                                    --------------
Less dividends
Dividends from net investment income                                       (.55)
                                                                    --------------
Net asset value, end of year                                           $  10.11
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           6.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $491,218
Average net assets (000)                                               $496,597
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .85%
   Expenses, excluding distribution and service (12b-1) fees                .60%
   Net investment income                                                   5.53%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   88%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 5.84% to 5.87%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    60                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  10.11             $  10.22             $  11.21             $  11.31
----------------     ----------------     ----------------     ----------------
         .61                  .61                  .63                  .63(b)
        (.06)                (.12)                (.99)                (.10)
----------------     ----------------     ----------------     ----------------
         .55                  .49                 (.36)                 .53
----------------     ----------------     ----------------     ----------------
        (.60)                (.60)                (.63)                (.63)
----------------     ----------------     ----------------     ----------------
    $  10.06             $  10.11             $  10.22             $  11.21
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.53%                4.94%               (3.31)%               4.96%
    $501,501             $522,556             $503,874             $514,952
    $517,930             $527,117             $506,888             $474,901
         .84%                 .84%                 .82%                 .66%(b)
         .59%                 .59%                 .57%                 .51%(b)
        5.87%                6.05%                5.86%                5.73%(b)
          58%                  46%                  27%                  16%

    See Notes to Financial Statements                                     61

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.06
                                                                    --------------
Income from investment operations
Net investment income                                                       .54
Net realized and unrealized gain (loss) on investment
   transactions                                                             .04
                                                                    --------------
      Total from investment operations                                      .58
                                                                    --------------
Less dividends
Dividends from net investment income                                       (.53)
                                                                    --------------
Net asset value, end of year                                           $  10.11
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           5.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $241,311
Average net assets (000)                                               $264,067
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.10%
   Expenses, excluding distribution and service (12b-1) fees                .60%
   Net investment income                                                   5.31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 5.59% to 5.62%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    62                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  10.11             $  10.22             $  11.21             $  11.31
----------------     ----------------     ----------------     ----------------
         .58                  .59                  .60                  .59(b)
        (.06)                (.13)                (.99)                (.10)
----------------     ----------------     ----------------     ----------------
         .52                  .46                 (.39)                 .49
----------------     ----------------     ----------------     ----------------
        (.57)                (.57)                (.60)                (.59)
----------------     ----------------     ----------------     ----------------
    $  10.06             $  10.11             $  10.22             $  11.21
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.27%                4.68%               (3.55)%               4.59%
    $285,581             $324,299             $457,841             $649,706
    $307,192             $375,632             $559,879             $666,885
        1.09%                1.09%                1.07%                1.01%(b)
         .59%                 .59%                 .57%                 .51%(b)
        5.62%                5.78%                5.59%                5.38%(b)

    See Notes to Financial Statements                                     63

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.06
                                                                    --------------
Income from investment operations
Net investment income                                                       .51
Net realized and unrealized gain (loss) on investment
   transactions                                                             .04
                                                                    --------------
      Total from investment operations                                      .55
                                                                    --------------
Less dividends
Dividends from net investment income                                       (.50)
                                                                    --------------
Net asset value, end of year                                           $  10.11
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 28,313
Average net assets (000)                                               $ 27,121
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.35%
   Expenses, excluding distribution and service (12b-1) fees                .60%
   Net investment income                                                   5.04%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 5.35% to 5.38%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    64                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  10.11             $  10.22             $  11.21             $  11.31
    --------             --------             --------             --------
         .55                  .56                  .57                  .57(b)
        (.05)                (.12)                (.99)                (.10)
    --------             --------             --------             --------
         .50                  .44                 (.42)                 .47
    --------             --------             --------             --------
        (.55)                (.55)                (.57)                (.57)
    --------             --------             --------             --------
    $  10.06             $  10.11             $  10.22             $  11.21
    --------             --------             --------             --------
    --------             --------             --------             --------
        5.00%                4.42%               (3.79)%               4.33%
    $ 26,619             $ 27,263             $ 30,061             $ 32,939
    $ 27,814             $ 28,028             $ 32,762             $ 26,114
        1.34%                1.34%                1.32%                1.26%(b)
         .59%                 .59%                 .57%                 .51%(b)
        5.38%                5.55%                5.36%                5.15%(b)

    See Notes to Financial Statements                                     65

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.05
                                                                    --------------
Income from investment operations
Net investment income                                                       .59
Net realized and unrealized gain (loss) on investment
   transactions                                                             .04
                                                                    --------------
      Total from investment operations                                      .63
                                                                    --------------
Less dividends
Dividends from net investment income                                       (.58)
                                                                    --------------
Net asset value, end of year                                           $  10.10
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           6.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 15,361
Average net assets (000)                                               $ 10,813
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .60%
   Expenses, excluding distribution and service (12b-1) fees                .60%
   Net investment income                                                   5.78%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 6.11% to 6.14%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    66                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  10.10              $10.21              $  11.20             $  11.30
    --------             -------              --------             --------
         .63                 .64                   .65                  .65(b)
        (.06)               (.13)                 (.99)                (.10)
    --------             -------              --------             --------
         .57                 .51                  (.34)                 .55
    --------             -------              --------             --------
        (.62)               (.62)                 (.65)                (.65)
    --------             -------              --------             --------
    $  10.05              $10.10              $  10.21             $  11.20
    --------             -------              --------             --------
    --------             -------              --------             --------
        5.79%               5.19%                (3.07)%               5.11%
    $  7,000              $5,966              $  7,802             $ 13,839
    $  6,368              $7,182              $ 10,493             $ 13,648
         .59%                .59%                  .57%                 .51%(b)
         .59%                .59%                  .57%                 .51%(b)
        6.14%               6.32%                 6.07%                5.89%(b)

    See Notes to Financial Statements                                     67

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.08
                                                                    --------------
Income from investment operations
Net investment income                                                       .49
Net realized and unrealized gain (loss) on investment
   transactions                                                             .51
                                                                    --------------   ---
      Total from investment operations                                     1.00
                                                                    --------------
Less dividends and distributions
Dividends from net investment income                                       (.49)
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                                --
                                                                    --------------
      Total distributions                                                  (.49)
                                                                    --------------
Net asset value, end of year                                           $  11.59
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           9.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $281,077
Average net assets (000)                                               $272,608
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .88%
   Expenses, excluding distribution and service (12b-1) fees                .63%
   Net investment income                                                   4.35%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   59%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.62% to 4.64%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    68                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  10.91             $  10.40             $  11.18             $  11.05
----------------     ----------------     ----------------     ----------------
         .52                  .51                  .51                  .53
         .17                  .51                 (.78)                 .23
----------------     ----------------     ----------------     ----------------
         .69                 1.02                 (.27)                 .76
----------------     ----------------     ----------------     ----------------
        (.52)                (.51)                (.51)                (.53)
          --                   --                   --                 (.01)
          --                   --                   --                 (.09)
----------------     ----------------     ----------------     ----------------
        (.52)                (.51)                (.51)                (.63)
----------------     ----------------     ----------------     ----------------
    $  11.08             $  10.91             $  10.40             $  11.18
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.38%                9.90%               (2.38)%               6.88%
    $261,227             $265,718             $238,690             $251,300
    $269,146             $254,718             $243,756             $240,652
         .87%                 .89%                 .88%                 .75%
         .62%                 .64%                 .63%                 .60%
        4.64%                4.72%                4.78%                4.61%
          22%                  38%                  26%                  15%

    See Notes to Financial Statements                                     69

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.09
                                                                    --------------
Income from investment operations
Net investment income                                                       .47
Net realized and unrealized gain (loss) on investment
   transactions                                                             .50
                                                                    --------------
   Total from investment operations                                         .97
                                                                    --------------
Less dividends and distributions
Dividends from net investment income                                       (.46)
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                                --
                                                                    --------------
   Total distributions                                                     (.46)
                                                                    --------------
Net asset value, end of year                                           $  11.60
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           8.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 60,724
Average net assets (000)                                               $ 58,003
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.13%
   Expenses, excluding distribution and service (12b-1) fees                .63%
   Net investment income                                                   4.10%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.38% to 4.40%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    70                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  10.92             $  10.41             $  11.19             $  11.06
    --------         ----------------     ----------------     ----------------
         .49                  .48                  .48                  .48
         .17                  .51                 (.78)                 .23
    --------         ----------------     ----------------     ----------------
         .66                  .99                 (.30)                 .71
    --------         ----------------     ----------------     ----------------
        (.49)                (.48)                (.48)                (.48)
          --                   --                   --                 (.01)
          --                   --                   --                 (.09)
    --------         ----------------     ----------------     ----------------
        (.49)                (.48)                (.48)                (.58)
    --------         ----------------     ----------------     ----------------
    $  11.09             $  10.92             $  10.41             $  11.19
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
        6.12%                9.63%               (2.62)%               6.50%
    $ 55,145             $ 55,459             $ 91,989             $175,520
    $ 54,136             $ 70,084             $131,052             $208,775
        1.12%                1.14%                1.13%                1.10%
         .62%                 .64%                 .63%                 .60%
        4.40%                4.48%                4.51%                4.25%

    See Notes to Financial Statements                                     71

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $11.09
                                                                       -------
Income from investment operations
Net investment income                                                      .44
Net realized and unrealized gain (loss) on investment
   transactions                                                            .50
                                                                       -------
   Total from investment operations                                        .94
                                                                       -------
Less dividends and distributions
Dividends from net investment income                                      (.43)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                       -------
   Total distributions                                                    (.43)
                                                                       -------
Net asset value, end of year                                            $11.60
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          8.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $8,457
Average net assets (000)                                                $7,559
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.38%
   Expenses, excluding distribution and service (12b-1) fees               .63%
   Net investment income                                                  3.85%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains per share by $.01 and increase the ratio of net investment income from 4.14% to 4.17%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    72                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $10.92               $10.41               $11.19               $11.06
    -------              -------              -------              -------
        .47                  .45                  .46                  .45
        .16                  .51                 (.78)                 .23
    -------              -------              -------              -------
        .63                  .96                 (.32)                 .68
    -------              -------              -------              -------
       (.46)                (.45)                (.46)                (.45)
         --                   --                   --                 (.01)
         --                   --                   --                 (.09)
    -------              -------              -------              -------
       (.46)                (.45)                (.46)                (.55)
    -------              -------              -------              -------
     $11.09               $10.92               $10.41               $11.19
    -------              -------              -------              -------
    -------              -------              -------              -------
       5.86%                9.37%               (2.86)%               6.24%
     $6,456               $4,085               $2,949               $2,708
     $5,320               $3,413               $2,988               $1,856
       1.37%                1.39%                1.38%                1.35%
        .62%                 .64%                 .63%                 .60%
       4.17%                4.23%                4.29%                4.03%

    See Notes to Financial Statements                                     73

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $11.07
                                                                       -------
Income from investment operations
Net investment income                                                      .52
Net realized and unrealized gain (loss) on investment
   transactions                                                            .50
                                                                       -------
   Total from investment operations                                       1.02
                                                                       -------
Less dividends and distributions
Dividends from net investment income                                      (.51)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                       -------
   Total distributions                                                    (.51)
                                                                       -------
Net asset value, end of year                                            $11.58
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          9.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $9,179
Average net assets (000)                                                $6,605
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .63%
   Expenses, excluding distribution and service (12b-1) fees               .63%
   Net investment income                                                  4.61%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains per share by $.01 and increase the ratio of net investment income from 4.88% to 4.91%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

    74                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
     2002*                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $10.91               $10.40               $11.18               $11.05
    -------              -------              -------              -------
        .55                  .53                  .54                  .54
        .15                  .51                 (.78)                 .23
    -------              -------              -------              -------
        .70                 1.04                 (.24)                 .77
    -------              -------              -------              -------
       (.54)                (.53)                (.54)                (.54)
         --                   --                   --                 (.01)
         --                   --                   --                 (.09)
    -------              -------              -------              -------
       (.54)                (.53)                (.54)                (.64)
    -------              -------              -------              -------
     $11.07               $10.91               $10.40               $11.18
    -------              -------              -------              -------
    -------              -------              -------              -------
       6.55%               10.17%               (2.13)%               7.04%
     $4,238               $2,182               $1,429               $4,312
     $3,152               $1,993               $1,960               $3,523
        .62%                 .64%                 .63%                 .60%
        .62%                 .64%                 .63%                 .60%
       4.91%                4.99%                4.94%                4.77%

    See Notes to Financial Statements                                     75

       Prudential Municipal Bond Fund
             Report of Independent Auditors

To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Series and Insured Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
June 23, 2003

       Prudential Municipal Bond Fund
             Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2003.

During its fiscal year ended April 30, 2003, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                                 Dividends per Share
                                                    ----------------------------------------------
Series                                              Class A      Class B      Class C      Class Z
-----------------------------------------------     -------      -------      -------      -------
High Income Series                                   $ .55        $ .53        $ .50        $ .58
Insured Series                                       $ .49        $ .46        $ .43        $ .51

Shortly after the close of the calendar year ending December 31, 2003, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2003. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
                                                                          77

       Prudential Municipal Bond Fund
                         www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act, are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Trustees
      --------------------

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          TrusteeDD      by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Trustee         Since 1996    Marketing Consultant                 129
                                                              (1982-present); formerly
                                                              Senior Vice President and
                                                              Member of the Board of
                                                              Directors, Prudential-Bache
                                                              Securities, Inc.

Thomas T. Mooney (61)           Trustee         Since 1986    Chief Executive Officer, the         138       Director, President and
                                                              Rochester Business Alliance;                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce; Rochester                 (since 1988) of The
                                                              City Manager; formerly Deputy                  High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Trustee         Since 1999    Chairman of the Board (since         103       Chairman of the Board
                                                              1994) and formerly Chief                       (since January 1994)
                                                              Executive Officer (1988-2001)                  and Director (since
                                                              and President of Carlisle                      1988) of Carlisle
                                                              Companies Incorporated.                        Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Trustee         Since 1993    Formerly Management Consultant       103
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-January 1998)

    78                                                                    79

       Prudential Municipal Bond Fund
                           www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          TrusteeDD      by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (62)         Trustee         Since 1986    Formerly Chairman (January           113
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          TrusteeDD      by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Gunia (56)*           Vice            Since 1996    Executive Vice President and         188       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Trustee                   (since June 1999) of PI;                       1989) and Treasurer
                                                              Executive Vice President and                   (since 1999) of The
                                                              Treasurer (since January 1996)                 Asia Pacific Fund, Inc.
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); Director,
                                                              Executive Vice President and
                                                              Chief Administrative Officer
                                                              (since May 2003) of American
                                                              Skandia Investment Services,
                                                              Inc.; Director, Executive Vice
                                                              President and Chief
                                                              Administrative Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director and Executive Vice
                                                              President (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; formerly
                                                              Senior Vice President (March
                                                              1987-May 1999) of Prudential
                                                              Securities Incorporated
                                                              (Prudential Securities).

    80                                                                    81

       Prudential Municipal Bond Fund
                          www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          TrusteeDD      by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
David R. Odenath, Jr. (46)*D    President       Since 1999    Formerly President, Chief            156
                                and Trustee                   Executive Officer, Chief
                                                              Operating Officer and
                                                              Officer-in-Charge (1999-2003)
                                                              of PI; Executive Vice
                                                              President (since May 2003) of
                                                              American Skandia Investment
                                                              Services, Inc.; Chief
                                                              Executive Officer and Director
                                                              (since May 2003) of American
                                                              Skandia Life Assurance
                                                              Corporation; Chief Executive
                                                              Officer and Director (since
                                                              May 2003) of American Skandia
                                                              Information Services and
                                                              Technology Corporation;
                                                              President, Chief Executive
                                                              Officer and Director (since
                                                              May 2003) of American Skandia
                                                              Marketing, Inc.; Chief
                                                              Executive Officer and Director
                                                              (since May 2003) of Skandia
                                                              U.S. Inc.; Senior Vice
                                                              President (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

Judy A. Rice (55)*D             President       Since 2000    President, Chief Executive           129
                                and Trustee   (Director) and  Officer, Chief Operating
                                                since 2003    Officer and Officer-in-Charge
                                               (President)    (since 2003) of PI; Director,
                                                              Officer-in-Charge, President,
                                                              Chief Executive Officer and
                                                              Chief Operating Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director, Officer-in-Charge,
                                                              President, Chief Executive
                                                              Officer and Chief Operating
                                                              Officer (since May 2003) of
                                                              American Skandia Investment
                                                              Services, Inc.; Director,
                                                              Officer-in-Charge, President,
                                                              Chief Executive Officer (since
                                                              May 2003) of American Skandia
                                                              Fund Services, Inc.; formerly
                                                              various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

    82                                                                    83

       Prudential Municipal Bond Fund
                       www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

      Officers
      --------

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (47)   Chief Legal     Since 2003    Vice President and Chief Legal
                                Officer and    (Chief Legal   Officer - Mutual Funds and
                                Assistant      Officer) and   Unit Investment Trusts (since
                                Secretary       since 2002    August 2000) of Prudential;
                                                (Assistant    Senior Vice President and
                                                Secretary)    Secretary (since April 2003)
                                                              of PI; Senior Vice President
                                                              and Secretary (since May 2003)
                                                              of American Skandia Investment
                                                              Services, Inc.; Senior Vice
                                                              President and Secretary (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Senior Vice President and
                                                              Secretary (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; Vice President
                                                              and Assistant Secretary of
                                                              PIMS (since October 2001),
                                                              previously Senior Vice
                                                              President and Assistant
                                                              Secretary (February 2001-April
                                                              2003) of PI; Vice President
                                                              and Associate General Counsel
                                                              (December 1996 - February
                                                              2001) of PI and Vice President
                                                              and Associate General Counsel
                                                              (September 1987 - September
                                                              1996) of Prudential
                                                              Securities.

Grace C. Torres (43)            Treasurer       Since 1996    Senior Vice President (since
                                and                           January 2000) of PI; Senior
                                Principal                     Vice President and Assistant
                                Financial                     Treasurer (since May 2003) of
                                and                           American Skandia Investment
                                Accounting                    Services, Inc. and American
                                Officer                       Skandia Advisory Services,
                                                              Inc.; formerly First Vice
                                                              President (December
                                                              1996-January 2000) of PI and
                                                              First Vice President (March
                                                              1993-May 1999) of Prudential
                                                              Securities.

Deborah A. Docs (45)            Secretary       Since 1996    Vice President and Corporate
                                                              Counsel (since January 2001)
                                                              of Prudential; Vice President
                                                              and Assistant Secretary (since
                                                              December 1996) of PI; Vice
                                                              President and Assistant
                                                              Secretary (since May 2003) of
                                                              American Skandia Investment
                                                              Services, Inc.

    84                                                                    85

       Prudential Municipal Bond Fund
                        www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998); First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997-May
                                                              1998) Anti-Money Laundering
                                                              Officer of American Skandia
                                                              Investment Services, Inc.,
                                                              American Skandia Advisory
                                                              Services, Inc. and American
                                                              Skandia Marketing, Inc.

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
      Manager (Prudential Investments LLC), the Subadviser (Prudential Investment Management,
      Inc.) or the Distributor (Prudential Investment Management Services LLC).
    D On March 4, 2003, Ms. Rice was elected to serve as the President of the Fund. Mr.
      Odenath continues to serve as a Trustee.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential
      Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
  *** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e., 'public companies') or other investment companies registered under the 1940 Act.
   DD The Fund Complex consists of all investment companies managed by PI. Effective May 1,
      2003, the Funds for which PI serves as manager include The Prudential Mutual Funds,
      Strategic Partners Funds, American Skandia Advisory Funds, Inc., The Prudential
      Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series
      Fund, Inc., American Skandia Trust and Prudential's Gibraltar Fund.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    86                                                                    87

Prudential Municipal Bond Fund    High Income Series

Class A    Growth of a $10,000 Investment

                 (CHART)

Average Annual Total Returns (With Sales Charge)            As of 4/30/03

         One Year   Five Years     Ten Years     Since Inception
Class A    2.96%   2.96% (2.94)   4.96% (4.93)    6.00%  (5.95)
Class B    0.88    3.15  (3.13)   4.93  (4.90)    6.68   (6.55)
Class C    3.57    2.85  (2.83)       N/A         4.72   (4.69)
Class Z    6.41    3.83  (3.80)       N/A         5.17   (5.14)

Average Annual Total Returns (Without Sales Charge)        As of 4/30/03

         One Year    Five Years     Ten Years     Since Inception
Class A    6.15%    3.59% (3.57)   5.28% (5.25)    6.25% (6.20)
Class B    5.88     3.31  (3.29)   4.93  (4.90)    6.68  (6.55)
Class C    5.62     3.06  (3.04)       N/A         4.84  (4.81)
Class Z    6.41     3.83  (3.80)       N/A         5.17  (5.14)

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C,
8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the
Prudential Municipal Bond Fund/High Income Series
(Class A shares) with a similar investment in the
Lehman Brothers Municipal Bond Index by portraying
the initial account values at the beginning of the
10-year period (April 30, 1993) and the account
values at the end of the current fiscal year (April
30, 2003), as measured on a quarterly basis. For
purposes of the graph, and unless otherwise
indicated, it has been assumed that (a) the maximum
applicable front-end sales charge was deducted from
the initial $10,000 investment in Class A shares; (b)
all recurring fees (including management fees) were
deducted; and (c) all dividends and distributions
were reinvested. The line graph provides
                               www.prudential.com   (800) 225-1852

information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each class (as indicated below). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns on investment in the graph and returns for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission regulations.

Without the 12b-1 fee waiver of 0.25% for C shares, the returns in the tables would have been lower. The
Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through April 30, 2003. Effective
May 1, 2003, the Distributor has agreed to a voluntary 12b-1 fee waiver of 0.25% for Class C shares. This 12b-1 fee waiver may be discontinued partially or completely at any time. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the graph and the tables would have been lower, as indicated in parentheses. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Prudential Municipal Bond Fund    Insured Series

Class A    Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns (With Sales Charge)           As of 4/30/03

          One Year    Five Years    Ten Years     Since Inception
Class A    5.90%        5.26%      5.48 (5.45)    6.53% (6.47)
Class B    3.90         5.45       5.45 (5.43)    6.95  (6.66)
Class C    6.55         5.14          N/A         5.55  (5.52)
Class Z    9.45         6.12          N/A         6.37 (6.35)

 Average Annual Total Returns (Without Sales Charge)        As of 4/30/03

         One Year  Five Years    Ten Years    Since Inception
Class A    9.17%     5.90%     5.80% (5.77)    6.78% (6.71)
Class B    8.90      5.61      5.45  (5.43)    6.95  (6.66)
Class C    8.63      5.35          N/A         5.67  (5.64)
Class Z    9.45      6.12          N/A         6.37  (6.35)

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C,
8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class
A shares) with a similar investment in the Lehman
Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period (April 30, 1993) and the account values at the end of the current fiscal year (April 30, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each class (as indicated below).

www.prudential.com   (800) 225-1852

Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns on investment in the graph would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission regulations.

Without the 12b-1 fee waiver of 0.25% for C shares, the returns in the tables would have been lower. The
Distributor's 12b-1 fee waiver of 0.25% for Class C shares continued through April 30, 2003. Effective
May 1, 2003, the Distributor has agreed to a voluntary 12b-1 fee waiver of 0.25% for Class C shares. This 12b-1 fee waiver may be discontinued partially or completely at any time. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Series' returns in the graph and the tables would have been lower, as indicated in parentheses. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Louis A. Weil, III

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Deborah A. Docs, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment Management
   Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Fund Symbols    High Income Series    Insured Series
------------    ------------------    --------------
           Nasdaq    CUSIP       Nasdaq     CUSIP
           ------    ----        ------     -----
Class A    PRHAX    74435L103    PMIAX    74435L301
Class B    PMHYX    74435L202    PMINX    74435L400
Class C    PHICX    74435L707    PMICX    74435L806
Class Z    PHIZX    74435L871    PMIZX    74435L863

MF133E    IFS-A081100

Item 2. Code of Ethics -- Not required in this filing

Item 3. Audit Committee Financial Expert -- Not required in this filing

Item 4. Principal Accountant Fees and Services -- Not required in this filing

Item 5. Reserved

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8. Reserved

Item 9. Controls and Procedures

        (a) It is the conclusion of the registrant's principal executive officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period speicified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financila officer in order to allow timely decisions regarding required disclosure.

        (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

        (a) Code of Ethics.  -- Not required in this filing

        (b) Certifications prusuant to Section 302 of the Sarbanes-Oxley Act -- Attached hereto

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Prudential Municipal Bond Fund


/s/ Deborah Docs
--------------------------------
Deborah Docs
Secretary of the Fund
Prudential Municipal Bond Fund --
   High Income Series and Insured Series

Date: June 30, 2003



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



/s/ Judy A. Rice
--------------------------------
Judy A. Rice
President of
Prudential Municipal Bond Fund --
   High Income Series and Insured Series

Date: June 30, 2003


/s/ Grace C. Torres
--------------------------------
Grace C. Torres
Treasurer of
Prudential Municipal Bond Fund --
   High Income Series and Insured Series

Date: June 30, 2003